UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23146

Natixis ETF Trust

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Natalie Wagner, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2021

Natixis Loomis Sayles Short Duration Income ETF

Natixis U.S. Equity Opportunities ETF

Natixis Vaughan Nelson Mid Cap ETF

Natixis Vaughan Nelson Select ETF

NATIXIS LOOMIS SAYLES SHORT DURATION INCOME ETF

Managers	NYSE Arca: LSST

Daniel Conklin, CFA®

Christopher T. Harms

Clifton V. Rowe, CFA®

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund’s investment objective is current income consistent with preservation of capital.

Market Conditions

Bonds produced muted returns in 2021, with the most interest rate-sensitive investments generally experiencing the weakest performance. The strong recovery in economic growth, which occurred as the rollout of multiple vaccines for Covid-19 allowed for a gradual restoration of normal business conditions, was an important headwind for the market. Despite the improving economy, the US Federal Reserve (Fed) remained committed to an ultra-accommodative monetary policy for much of the year. The Fed retained this stance through the third calendar quarter even as inflation started to accelerate, stating that the price pressures were likely to be “transitory.” However, a continued increase in inflation in the autumn prompted the Fed to shift toward a tighter policy in November. In addition to reducing the extent of the stimulative bond-buying program known as quantitative easing (a process referred to as “tapering”), the Fed began to signal the likelihood of interest rate increases in 2022. Together, these developments depressed returns across the bond market.

US Treasuries posted negative returns in 2021. The first part of the year brought rising yields (and falling prices) for longer-term Treasuries, which tend to be highly sensitive to the outlook for economic growth. Later in the year, short-term bonds — which are heavily influenced by Fed policy — experienced a selloff of their own in response to the unfavorable shift in the interest rate outlook. The ten-year note, which entered the year with a yield of 0.93%, traded up to 1.74% at the end of the first quarter before closing 2021 at 1.52%. The yield on the two-year note, in contrast, only moved from 0.13% to 0.20% in the first eight months of the year, but the subsequent selloff caused its yield to surge to 0.73% by year-end. The Treasury yield curve flattened dramatically as a result of these shifts.

Investment grade corporate debt experienced a modest loss for the year. Although the category benefited from improving credit conditions and investors’ appetite for both risk and yield, it was adversely affected by the downturn in US Treasuries.

Securitized credit — including asset backed securities (ABS), commercial mortgage backed securities (CMBS), collateralized loan obligations (CLO), and residential mortgage backed securities (RMBS) — produced positive excess returns over US treasuries. The category’s underlying fundamentals remained firm, with continued strength in both real estate prices and consumer credit. Agency mortgage backed securities (MBS) produced negative excess returns versus US treasuries as interest rate volatility increased.

Performance Results

For the 12 months ended December 31, 2021, the Natixis Loomis Sayles Short Duration Income ETF returned 0.00%. The Fund held up better than its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Bond Index, which returned -0.47%.

Explanation of Fund Performance

The Fund’s exposure to spread sectors which trade at a yield advantage relative to Treasuries contributed the most to performance relative to the benchmark during the period. Most notably, holdings of investment grade corporate bonds contributed to performance as spreads narrowed during the period. A smaller allocation to below-investment grade, high yield corporate bonds also contributed to performance. Finally, exposure to securitized sectors such as ABS proved additive for performance. The use of futures to manage duration and term structure risk did not contribute or detract from Fund performance during the period.

The Fund’s underweight allocation to US Treasuries marginally detracted from performance for the period. An underweight allocation to government-related securities also weighed slightly on return. Finally, the Fund’s cash holdings slightly detracted as spread sectors outperformed.

Outlook

The Fed has announced an accelerated tapering of its bond purchases, ending in March. We expect the start of traditional monetary policy tightening in the second quarter, perhaps following the Fed’s May meeting. We expect three rate hikes in 2022, another three in 2023 and additional hikes in 2024 depending on the robustness of economic recovery. Our base case is for a terminal fed funds rate of around 2.25%.

Primary risks include a surge in Covid-19 infections and/or reduced efficacy of vaccines, the potential for greater risk market volatility as the Fed moves through tapering and begins tightening, and sustained inflation. Inflation is expected to peak in the first quarter of 2022 and start to moderate through the rest of the year but remain at quite elevated levels, given ongoing supply chain disruptions, labor shortages, the surge in wages, and high shelter costs.

We believe the credit cycle1 remains in the expansion phase. While government and corporate balance sheets remain more levered and stretched through this part of the cycle, consumer balance sheets remain healthy and income advances remain robust, providing a

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positive backdrop to consumer spending. On the fiscal front, we still assign a higher than 50/50 probability of a negotiated package of expenditures as outlined in President Biden’s Build Back Better bill.

We continue to follow our process, building diversified exposures by asset class, industry, and issuers. The Fund continues to favor spread sectors, such as corporate bonds and securitized assets, while maintaining a risk posture in the lower end of the Fund’s historical range. We remain overweight both agency and non-agency CMBS, particularly senior parts of the capital stack. Within MBS, we remain focused on securities with limited prepayment risk. We favor ABS in the front end of the yield curve, particularly consumer-related collateral such as autos and credit card receivables. Finally, the Fund continues to hold select high yield corporate names that currently offer value.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health

Hypothetical Growth of $10,000 Investment3

December 28, 2017 (inception) through December 31, 2021

Average Annual Total Returns — December 31, 20213

	1 Year	Life of Fund (Inception 12/28/17)	Expense Ratios[4]
			Gross	Net

NAV[1]	0.00%	2.92%	1.05%	0.38%
Market[1]	-0.32	2.90

Comparative Performance
Bloomberg U.S. Government/Credit 1-3 Year Bond Index[2]	-0.47	2.10

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem or sell their shares.

[1]

The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund, which is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. 12/28/17 represents the date trading of Fund shares commenced on the secondary market. 12/27/17 represents commencement of operations for accounting and financial reporting purposes only. NAV is used as a proxy for the opening market price on 12/28/17. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

[2]

The Bloomberg U.S. Government/Credit 1-3 Year Bond Index is an unmanaged index which is a component of the U.S. Government/Credit Bond Index, which includes Treasury and agency securities (U.S. Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (U.S. Credit Bond Index). The bonds in the index are investment grade with a maturity between one and three years.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/24. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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NATIXIS U.S. EQUITY OPPORTUNITIES ETF

Managers	NYSE Arca: EQOP

William C. Nygren, CFA®

M. Colin Hudson, CFA®

Michael J. Mangan, CFA®, CPA

Michael A. Nicolas, CFA®

Harris Associates L.P.

Aziz V. Hamzaogullari, CFA®

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

U.S. equities produced strong returns in 2021, marking the eighth year of the past ten in which the major large-cap indexes posted a double-digit gain. The gradual lifting of virus-related restrictions led to a substantial improvement in economic growth and corporate earnings compared to their levels of the previous year, contributing to the gains for stocks. While rising inflation prompted the US Federal Reserve (Fed) to adopt a more hawkish tone in the fourth quarter, leading to increased market volatility, the major large-cap indexes closed the year at or near their all-time highs. In the continuation of a long-standing trend, mega-cap technology and communication services stocks were the key drivers of U.S. market performance in 2021.

Performance Results

For the 12 months ended December 31, 2021, the Natixis U.S. Equity Opportunities ETF returned 24.45% at net asset value. The Fund underperformed its primary benchmark, the S&P 500® Index, which returned 28.71%. The Fund also underperformed its secondary benchmark, the Russell 1000® Index, which returned 26.45%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates L.P. (“Harris Associates”) believes are trading at a substantial discount to the company’s “true business value.”

•

The Loomis Sayles All Cap Growth segment invests primarily in equity securities and may invest in companies of any size. The segment employs a growth style of equity management that emphasizes companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The segment aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

Both segments contributed positively to the Fund’s performance.

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, the energy sector gained the most value, while holdings in the industrials sector delivered the smallest positive collective return.

The largest contributors to fund performance for the reporting period were Alphabet and Capital One Financial. Toward the beginning of the year, Alphabet’s fourth-quarter results showed faster than expected revenue growth across the board. Total revenue grew 23% year-over-year and reached $56.9 billion, which led to earnings per share of $22.30, and both exceeded market expectations. Revenue in the key search segment grew 17%, owing to “broad-based re-engagement” among advertisers following the Covid-19-related pullback. Importantly, for the first time Alphabet disclosed cloud segment profitability and revealed that the company made massive upfront investments in its go-to-market strategy and engineering resources, implying that the remaining segments are even more profitable than most analysts expected. Later, Alphabet’s results continued to positively surprise the market as the company’s first-quarter total revenue, operating income and earnings per share outpaced expectations by 7%, 39% and 67%, respectively. By segment, search revenue grew 30%, YouTube advertising revenue rose 49% and cloud revenue increased 46%. Furthermore, margin trends improved across all segments as underlying operational expenses appear progressively well controlled relative to history. In July, Alphabet’s second-quarter earnings report revealed revenue grew by 62%, which surpassed consensus

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expectations and search revenue saw significant growth with a 67% increase year-over-year. Alphabet’s third-quarter earnings release resulted in the company’s share price moving higher into the end of the year. Reported revenue growth amounted to 41% and operating margins (ex-other bets) expanded 670 basis points. In addition, search and YouTube advertising revenue both grew over 40%. Management bought back $12.6 billion worth of stock in the third quarter, which puts the company on pace to meet our expectations for the full-year period. Although Alphabet’s share price declined on news that YouTube TV subscribers lost access to Disney-owned entertainment options, the issue resolved itself shortly thereafter. We believe Alphabet remains an attractive holding with upside potential despite its recent share price appreciation. Capital One Financial issued first-quarter results that we saw as very good and that built on positive trends from prior quarters. Likewise, the company’s total net revenue and net interest margin exceeded market projections, while earnings per share were about 70% ahead of forecasts. We were pleased that credit quality remained strong, and charge-offs across lending categories fell once again from historically low levels. Credit card purchase volume grew 8% from last year, while deposits grew 15.1% and the average consumer deposit cost ratio reached an all-time low of 0.36%. Impressively, Capital One released loan loss reserves of $1.6 billion in the quarter, which was larger than the reserve release we had estimated for the full year. Capital One delivered another solid set of earnings results for its second quarter, in our view. A $1.7 billion loan reserve release led to earnings per share of $7.62, and the card charge-off rate fell 23 basis points versus last quarter’s already historically low rate to 2.29%. In October, investors responded unfavorably to CEO Richard Fairbank’s emphatic commentary surrounding elevated spending, the need to invest defensively in technology and the costliness of doing so given the competition for technology talent. That said, we think the company’s third-quarter earnings report highlighted strong results as charge-offs fell further off already all-time low levels, card purchase volume grew 28% year-over-year, ending loan balance improved 5% sequentially and net interest margins grew 46 basis points. In addition, Capital One executed $2.7 billion in third-quarter share repurchases (equivalent to 3.5% of its share base) and still ended the period with excess capital equal to 13% of its market cap. Our investment thesis for the company remains intact and we believe it trades at a discount to our perception of its intrinsic value.

The largest detractors from return were Ally Financial and Fiserv. As management had predicted and we had expected, Ally Financial released good fourth-quarter results early in the year. Total net revenue rose 21% from a year earlier while earnings per share advanced 68% and both exceeded market forecasts. In addition, total deposits grew 13% and average total earning assets (including auto loans and mortgages) rose 3% year-over-year. Notably, the company’s provision for credit losses decreased materially from $998 million in the fourth quarter of last year to $102 million in the current fourth quarter. Ally announced a new $1.60 billion share repurchase authorization in January following favorable results from the most recent Federal Reserve board stress test. In April, Ally’s first-quarter earnings report included earnings per share ($2.09 ex-items vs. $1.17) that beat analysts’ estimates as well as a reported return on tangible common equity of 24%. In fact, most metrics came in well above increasingly elevated expectations. Net interest margins expanded 26 basis points sequentially to 3.18%, retail deposits grew 21% year-over-year and deposit customers grew 14%. The company’s second-quarter earnings report in July continued to show strength as shown by return on tangible common equity of around 27%. New retail auto originations finished at the highest level in 15 years, while new originated yields maintained above 7%. In addition, net interest margins expanded to nearly 3.6%. In October, Ally reported a positive third-quarter earnings report, in our view. Return on average tangible common equity was assisted by a low credit loss environment and expanding net interest margins. Record retail application flow continued to show strength for a fourth straight year. However, the wholesale business continued to show weakness with loan balances at roughly half pre-pandemic levels. Later in the fourth quarter, Ally announced its decision to acquire digital credit card provider Fair Square Financial (FSF) for $750 million. FSF has been growing balances rapidly, and we believe the deal can add at least 150 basis points to core return on average tangible common equity over the medium term. Even though Fiserv’s first-quarter earnings disappointed investors, we saw results as respectable considering the challenging operating environment. Importantly, organic revenue grew 4% from the prior year, earnings rose 15% and earnings per share advanced 18%. In merchant acquiring, organic growth amounted to 8% and margins improved 650 basis points, while gross payment volume in Clover (cloud-based point of sale product) grew 36%, ecommerce transactions grew 24% and the company won a record number of new customers during the period. In addition, we were pleased that Fiserv executed $612 million worth of share repurchases in the quarter (or about 0.8% of it share base). Later, Fiserv delivered strong second-quarter earnings results as exhibited by revenue, earnings and earnings per share that increased 18%, 41% and 47%, respectively. In addition, margins expanded 510 basis points to 33.9%. However, news that Amazon was reportedly developing a point-of-sale solution pressured Fiserv’s share price in September as investors feared increased competition for the latter. Fiserv’s third-quarter earnings results were in line with market estimates, with organic revenue growth of 10%, operating margins increasing 130 basis points and adjusted earnings per share growing 23%. However, investors reacted poorly to the release, focusing on a client (speculated to be Stripe) that was part of a joint venture with Wells Fargo, which is serviced by Fiserv, deciding to leave. This likely stoked fears that other companies may decide to in source their payment processing in the future. The departure is not expected to impact Fiserv’s financial results due to its minimal contribution and management anticipating the move. Despite the client loss, we appreciate that Fiserv still posted strong segment results and growth in customers, independent software vendors, and capabilities on its platform. We continue to believe the company is undervalued and find the investment attractive on a risk to reward basis.

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NATIXIS U.S. EQUITY OPPORTUNITIES ETF

Loomis, Sayles and Company All Cap Growth Segment

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. For the period, the All Cap Growth segment posted a positive absolute return. Our holdings in the information technology, communication services, industrials, financials, healthcare, energy, and consumer staples sectors contributed positively to results. Our holdings in the consumer discretionary sector detracted from the segment’s performance.

Nvidia and Alphabet were the largest contributors to performance during the period. Nvidia is the world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing GPU technology. A segment holding since inception, Nvidia reported financial results during the period that were better than consensus expectations, driven by broad-based strength that included quarterly revenue records in the company’s gaming, data center, and professional visualization segments in the second half of the year. In gaming, Nvidia is benefiting from record sales of PCs and gaming laptops and the roll out of Turing, its newest GPU architecture, which is becoming the industry norm for the latest blockbuster titles. Data center revenue benefited from a pickup in demand from hyperscale data center customers and rising demand from industry verticals such as industrials and enterprise clients which are adopting more artificial intelligence capabilities. The company saw strong traction for its latest architecture, Ampere, which for the first time enables clients to address both training and inferencing through a single architecture with performance that surpasses its already leading T4 inferencing and V100 training products. The company’s professional visualization segment addresses a more mature market, but Nvidia has been able to drive greater adoption of its products through ongoing innovation. Over our investment horizon, we believe Nvidia can sustain total annualized revenue growth of approximately 20%, driven by secular growth in spending on GPUs. As Nvidia’s business mix shifts increasingly towards its more profitable data center segment, we believe operating profits and free cash flow will grow faster than revenues. We believe Nvidia’s strong free cash flow growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

Alphabet is a holding company that owns a collection of businesses — the largest and most important of which by far is Google. Google is the global leader in online search and advertising, and also offers online cloud solutions to businesses and consumers globally. We believe Alphabet’s competitive advantages include its scale, brand strength, the power of its network and business ecosystem, as well as its innovative culture that is reinforced by its massive investments in research and development (R&D). A holding in the segment since inception, Alphabet reported financial results during the period that reflected a strong recovery in advertising spending, which had been depressed due to Covid-19, while revenue growth accelerated and adjusted operating margins expanded. Beginning in 2021, the company began presenting results in three segments. Google Services represents approximately 93% of total revenue and is driven by the secular shift of advertising to online and mobile platforms. The segment’s search and YouTube businesses both benefited from strong growth in direct response ads — particularly for YouTube, where in just three years direct response ads have grown from almost nothing to become one of the largest drivers. YouTube is also benefiting from strong demand from brand advertisers due to its reach and engagement with over 2 billion monthly users who recently spent over 1 billion hours daily on the platform. Google Cloud revenue represents approximately 7% of total revenue, and is driven by Google Cloud Platform, the company’s infrastructure- and platform-as-a-service offerings. Other Bets includes a number of early-stage and pre-revenue businesses and represents less than 1% of revenues. Google’s attractive financial model generates strong free cash flow and earns high returns on invested capital, enabling it to reinvest significantly in its business. Over the past five years, Google has invested over $100 billion in R&D, an amount very few companies could replicate. We believe the global secular shift from traditional advertising to online advertising is the biggest long-term growth driver for Google. Online advertising accounts for approximately $330 billion, or around 20% of the $1.5 trillion annual spending on global advertising and marketing. Over our investment horizon, we believe this penetration will increase to over 40%. We believe investors underestimate Alphabet’s growth opportunities and the intrinsic value of the business given its unique and difficult-to-replicate attributes and business model. We believe the company’s shares trade at a significant discount to our estimate of intrinsic value, and offer a compelling reward-to-risk opportunity.

Alibaba and CRISPR Therapeutics were the largest detractors during the period. A segment holding since inception, Alibaba Group is a leading China e-commerce and consumer-engagement platform provider. With approximately 60% of China’s e-commerce transactions estimated to take place through its marketplaces, Alibaba is the world’s largest retail platform, and we believe Alibaba’s scale and interconnected sites create an unparalleled and difficult-to-replicate business ecosystem. Shares have been under pressure since late 2020 due to investor concern regarding increasing regulatory intervention by the Chinese government. In April, China’s State Administration for Market Regulation concluded that Alibaba’s practices had violated antitrust law. The company was fined approximately $2.8 billion and ordered to carry out “comprehensive” self-inspections to standardize business practices and ensure compliance with anti-monopoly laws. Alibaba cooperated fully with the investigation and has changed certain business practices. In August, China passed the Personal Information Protection Law (PIPL), which is focused on protecting personal information rights and interests by standardizing the handling and usage of

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personal information by businesses. We believe the focus of PIPL is similar to the General Data Protection Regulation (GDPR), which went into effect in the European Union in 2018. The GDPR impacted other portfolio holdings such as Alphabet and Facebook, which incurred increased compliance costs and other disruptions as they adjusted certain business practices to comply with the new regulations. However, both companies continued to generate strong growth in revenue and free cash flow due to their competitive advantages and strong value propositions. While we expected that Alibaba would experience short-term disruptions as it modified its practices to fully comply with new regulatory changes, we did not believe the changes would ultimately impair the company’s difficult-to-replicate competitive advantages. More recently, we have observed increasing competitive pressure in two of the company’s smaller but faster-growing contributors: video streaming and penetration in lower-tier cities. Through the company’s Taobao Live, Alibaba offers a leading live-streaming social commercial platform, enabling merchants to interact with consumers. The relatively new medium has become a fast-growing vehicle for e-commerce sales, growing from less than 5% of China e-commerce two years earlier to almost 10% in 2020. While Alibaba continues to have a leadership position in live streaming and short video production, we have seen increased competition and market share gains from companies such as Douyin (China’s version of TikTok, owned by ByteDance), and Kuaishou. We expect this newer format will grow to represent approximately 25% of e-commerce sales over time. And while we expect Alibaba to remain a leader, we expect growing competition to take an increasing share of this fast-growing market over time. Growing competitive intensity has also impacted our assessment of Alibaba’s ongoing penetration of lower-tier cities. As internet access in lower-tier cities approaches that of higher-tier cities, we expect growth in e-commerce to be approximately twice that of overall China e-commerce growth. We believe Alibaba maintains leading market share in lower-tier cities, but is likely to face heightened competition from companies such as Pinduoduo, JD.com, and Meituan. We have long assumed that Alibaba’s disproportionate share of China e-commerce would decline, from over 80% at the time of our initial analysis in 2013, to a level closer to 50% of a still-growing market. While the company remains the dominant e-commerce platform in China, we estimate that a meaningful percentage of the company’s incremental growth in the most recent quarter was from these markets where we are seeing signs of heightened competitive intensity. As a function of newer market entrants, faster growth from newer formats of e-commerce and lower-tier cities, and recent regulatory changes, we now expect the company’s market share to normalize at a lower level than we previously expected. While our ongoing analysis has lowered our assessment of intrinsic value for the company, it has not changed our assessment that Alibaba is a high-quality company that remains well positioned to benefit from secular growth in China e-commerce over our long-term investment horizon. We continue to believe that Alibaba trades at a discount to intrinsic value and offers asymmetric reward-to-risk. However, given our most recent analysis, it no longer justified the same degree of capital allocation relative to other opportunities. We trimmed the position and allocated the proceeds to our existing holdings in Boeing, Disney, Illumina, and Salesforce.

Founded in 2013, CRISPR Therapeutics (“CRSP”) is a leading gene editing company, based in Switzerland. CRISPR, an acronym for “Clustered Regularly Interspaced Short Palindromic Repeats,” is a naturally occurring defense mechanism that protects bacteria against viral infections. Functioning as a “molecular scissors,” the process enables the bacteria to cut viral DNA, thereby disabling the virus. Dr. Emmanuelle Charpentier, a CRSP co-founder, elucidated the mechanism and developed a methodology to adapt and simplify its use for human gene therapy — for which she and a collaborator were awarded the 2020 Nobel Prize in Chemistry. The resulting gene editing technology enables precise alteration of DNA that can “silence” or correct undesirable sequences, potentially enabling a next generation of curative therapies for genetic diseases. Today, the company is focused on developing transformative gene-based medicines for serious diseases in areas including hemoglobinopathies (a group of inherited blood disorders including sickle cell disease), oncology, regenerative medicine, and rare diseases. A new purchase in the second quarter of 2021, CRSP reported financial results that demonstrated continued progress across its clinical and pre-clinical therapies, including the expectation for year-end 2022 regulatory filings for its CTX001 therapy for blood disorders including sickle cell disease. In October 2021, the company reported that its CTX110 CAR-T program, which uses the body’s own immune system to fight cancer, showed good Phase 1 safety results that were comparable to but less efficacious than competing autologous therapies. While the numbers appeared below peer results, they showed promise and potential for the company to improve the results by refining its dosing regimen. CRSP’s therapy also remains differentiated from autologous therapies which are patient-specific and can only be used to treat a single patient, while CRSP’s allogenic “off-the-shelf” CAR-T therapies can be derived from a single healthy donor and then used to treat many patients. While the results could impact the timing of potential approval and ultimate market share opportunity for its CAR-T therapies, they do not impact our assessment of the quality of CRSP’s platform, and we continue to expect the company to realize significant value from its CAR-T program. We took advantage of near-term price weakness to add to our holdings during the period. While CRSP has a number of therapies currently undergoing clinical trials, it has not yet commercialized any therapies and remains pre-revenue. However, at scale, we believe the company can attain the economics of a successful biotech company, including operating margins that could exceed 40% and cash flow returns on investment that substantially exceed its cost of capital. We believe the expectations embedded in CRSP’s market price substantially underestimate the potential of its curative therapies, its ability to rapidly innovate, and its structural advantages in the development process that should lift its probability of success compared to traditional biopharmaceutical therapies. We believe management is executing on a sound investment strategy that we expect will eventually generate meaningful free cash flow growth that is not reflected in current expectations. As a result, we believe the company is selling at a substantial discount to our estimate of its intrinsic value and offers a compelling reward-to-risk opportunity.

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NATIXIS U.S. EQUITY OPPORTUNITIES ETF

Outlook

The Natixis U.S. Equity Opportunities ETF is comprised of two separate segments combining the value expertise of Harris Associates with the growth expertise of Loomis Sayles. The two segments have common investment philosophies and a rigorous long-term, bottom-up research process focused on high quality businesses trading at a significant discount to intrinsic value. Coming out of the pandemic-driven sell-off in 2020, the market’s appetite for risk and infatuation with companies benefiting from the “work from home” environment has been most analogous to behavior observed in the dot-com era of the late 1990s and early 2000s and the financial crisis and energy bubble in 2008. The thesis for each investment, almost by definition, differs from consensus. The fund managers have, and continue to, maintain temperament and discipline, and monitor any new information to constantly challenge those theses. The managers are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur.

Hypothetical Growth of $10,000 Investment4

September 17, 2020 (inception) through December 31, 2021

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Meta Platforms, Inc., Class A	4.44%
2	Alphabet, Inc., Class A	4.23
3	NVIDIA Corp.	3.26
4	Regeneron Pharmaceuticals, Inc.	2.88
5	Amazon.com, Inc.	2.77
6	Ally Financial, Inc.	2.65
7	Capital One Financial Corp.	2.31
8	EOG Resources, Inc.	2.31
9	Charles Schwab Corp. (The)	2.24
10	Oracle Corp.	2.01

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

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Average Annual Total Returns — December 31, 20214

	1 Year	Life of Fund (Inception 9/17/20)	Expense Ratios[5]
			Gross	Net

NAV[1]	24.45%	31.83%	1.57%	0.90%
Market[1]	24.55	31.94

Comparative Performance

S&P 500® Index[2]	28.71	32.09
Russell 1000® Index[3]	26.45	31.81

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem or sell their shares.

[1]

The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund, which is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. 9/17/20 represents the date trading of Fund shares commenced on the secondary market. 9/16/20 represents commencement of operations for accounting and financial reporting purposes only. NAV is used as a proxy for the opening market price on 9/17/20. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

[2]

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

[3]

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

[4]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[5]

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  8

NATIXIS VAUGHAN NELSON MID CAP ETF

Managers	NYSE Arca: VNMC

Dennis G. Alff, CFA®

Chad D. Fargason

Chris D. Wallis, CFA®

Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

During the fiscal year ended December 31, 2021, the equity market continued to recover from the global pandemic. Buoyed by a new round of stimulus checks and an accelerated rollout of Covid-19 vaccines, cyclical sectors and securities with high beta and high short interest led the equity market to new all-time highs. As we moved through the fiscal year, growth stocks resumed their leadership over value. The leadership shift to larger cap equities with growth characteristics is consistent with the modest decline in Treasury yields and flattening yield curve. As we neared the fiscal year end, returns were mixed as global equity markets grappled with slowing economic growth, rising energy prices, and material supply chain disruptions, offset by falling Covid cases and improving employment conditions. With rising inflationary pressures becoming a political issue, the US Federal Reserve began modestly reducing their Quantitative Easing purchases and provided forward guidance that interest rate increases are on the horizon. Inflationary pressures have peaked in the US and emerging markets but continue to rise in Europe. Although upward pressure on inflation is easing, inflation remains at elevated levels and may limit monetary policy support going forward.

Performance Results

For the 12 months ended December 31, 2021, the Natixis Vaughan Nelson Mid Cap ETF returned 21.47% at net asset value. The Fund underperformed its benchmark, the Russell Midcap® Value Index, which returned 28.34%.

Explanation of Fund Performance

The largest contributor to underperformance was the Fund’s consumer discretionary names. Leslie’s, Inc. was a relative detractor. Leslie’s is a provider of pool supplies and chemicals in the US, with a network of nearly 1,000 stores. While earnings were strongly revised higher throughout the year, the stock suffered from private equity sponsor selling. With the December secondary offering, the company concurrently announced a share buyback to absorb more than half the offering. We believe this should begin to relieve the sponsor overhang in 2022.

Selection within materials, namely FMC Corporation, was a relative detractor. FMC is a leading agricultural sciences company making insecticides, herbicides, and fungicides for crops. The company experienced price/cost pressures during the year but exited the fourth quarter with positive momentum.

A significant underweight to real estate, an outperforming sector, meaningfully impacted relative returns.

Information technology was a negative contributor, driven by an overweight position and stock selection. Alliance Data Systems Corporation (ADS) was the most challenged name. ADS is a provider of private label credit cards, promotional financings and savings products. The company underwent a spinoff of Loyalty Ventures to create value, but still lagged its peers as the market doubts its longer-term receivables growth targets and worries about the threat of alternatives such as buy-now-pay-later. The company is also classified in a different sector than its peers.

Health care underperformance was driven by security selection. Within the sector, Aveanna Healthcare Holdings Inc. is a provider of home health solutions, with a focus on pediatric patients. The stock underperformed as the sector was under pressure due to labor difficulties, and Aveanna is also a new issue.

Financials outperformed, with Athene Holding Ltd. Class Athe strongest name. Athene was acquired by Apollo during the year and benefitted from Apollo’s newly stated goal of $1 trillion in AUM by 2026, a doubling of its current asset base.

Security selection within Industrials aided performance with WillScot Mobile Mini Holdings Corp. Class A the strongest performer. The company provides modular space and portable storage products including temporary workspace, furniture rental, and facilities services. The company held an investor day with a bullish outlook, and a final sponsor stock sale allowed the stock to lift off.

Energy was a positive relative sector primarily due to Pioneer Natural Resources Company. Pioneer is an oil & gas exploration and production company with a focus in the Permian basin. The company completed two big mergers, then benefited from a commitment to no more deals, capital return, and rising oil prices throughout the year.

9  |

Utilities was the final outperforming sector due in part to Evergy, Inc. Evergy is a regulated utility that provides electric services to Kansas and Missouri. The company has activist involvement and benefited from strong execution.

Outlook

Economic growth continues to slow, and we expect supporting data to become visible as we exit the first quarter and move through the second quarter of 2022. As monetary policy becomes incrementally more restrictive, it is important for inflationary pressures to ease faster than economic growth so that real growth can remain supportive of equity markets. Should economic growth slow more quickly than inflation, earnings estimates and equity valuations may come under pressure in the first half of 2022.

Hypothetical Growth of $10,000 Investment3

September 17, 2020 (inception) through December 31, 2021

See notes to chart on page 11.

Top Ten Holdings as of December 31, 2021

	Security Name	% of Net Assets
1	Motorola Solutions, Inc.	4.85%
2	Performance Food Group Co.	3.72
3	Skechers U.S.A., Inc., Class A	3.47
4	Elanco Animal Health, Inc.	3.41
5	Avantor, Inc.	2.95
6	Leslie’s, Inc.	2.80
7	Sotera Health Co.	2.74
8	WillScot Mobile Mini Holdings Corp.	2.69
9	Nexstar Media Group, Inc., Class A	2.67
10	Crown Holdings, Inc.	2.52

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

|  10

NATIXIS VAUGHAN NELSON MID CAP ETF

Average Annual Total Returns — December 31, 20213

	1 Year	Life of Fund (Inception 9/17/20)	Expense Ratios[4]
			Gross	Net

NAV[1]	21.47%	32.97%	2.40%	0.85%
Market[1]	21.48	33.05

Comparative Performance
Russell Midcap® Value Index[2]	28.34	36.56

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem or sell their shares.

[1]

The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund, which is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. 9/17/20 represents the date trading of Fund shares commenced on the secondary market. 9/16/20 represents commencement of operations for accounting and financial reporting purposes only. NAV is used as a proxy for the opening market price on 9/17/20. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

[2]

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/24. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

11  |

NATIXIS VAUGHAN NELSON SELECT ETF

Managers	NYSE Arca: VNSE

Scott J. Weber, CFA®

Chris D. Wallis, CFA®

Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

During the fiscal year ended December 31, 2021, the equity market continued to recover from the global pandemic. Buoyed by a new round of stimulus checks and an accelerated rollout of Covid-19 vaccines, cyclical sectors and securities with high beta and high short interest led the equity market to new all-time highs. As we moved through the fiscal year, growth stocks resumed their leadership over value. The leadership shift to larger cap equities with growth characteristics is consistent with the modest decline in Treasury yields and flattening yield curve. As we neared the fiscal year end, returns were mixed as global equity markets grappled with slowing economic growth, rising energy prices, and material supply chain disruptions offset by falling Covid cases and improving employment conditions. With rising inflationary pressures becoming a political issue, the US Federal Reserve began modestly reducing their Quantitative Easing purchases and provided forward guidance that interest rate increases are on the horizon. Inflationary pressures have peaked in the US and emerging markets but continue to rise in Europe. Although upward pressure on inflation is easing, inflation remains at elevated levels and may limit monetary policy support going forward.

Performance Results

For the 12 months ended December 31, 2021, the Natixis Vaughan Nelson Select ETF returned 39.60% at net asset value. The Fund outperformed its benchmark, the S&P 500®, which returned 28.71%.

Explanation of Fund Performance

The largest contributor to outperformance was health care, driven by security selection. Within the sector, Moderna, Inc. drove the outperformance as its vaccine and mRNA pipeline were rewarded.

Information technology (IT) was a significant contributor driven by an overweight position and stock selection. NVIDIA Corporation led the way in IT due to strong data center demand for graphics processing units and leading artificial intelligence and machine learning software.

In the industrials segment, the Fund experienced positive attribution with Saia leading the way with strong pricing as they build out their national network in the LTL (less-than-truckload) market. LTL accommodates business transporting small batches of goods. Consolidating the LTL market, in addition to tightening supply chains, allows Saia a strong pricing environment and surging operating margins.

The Fund held one Utility name during the fiscal year and, despite a challenging period for utilities, NextEra delivered positive attribution as one of the largest renewables developers in the US, a space experiencing tailwinds.

The communication services sector was also driven by security selection. Alphabet Inc, Class A was the strongest name as it benefited from a solid core business in advertising as well as profitability improvement in its cloud business.

The final relative outperforming sector was financials with Aon Plc Class A the strongest name due to operational execution in a structurally attractive market, as well as a strong pricing environment for insurance providers.

The Fund’s consumer discretionary names and underweight to the space resulted in a neutral relative return for the year.

Energy was the worst performing relative sector primarily due to Technip Energies NV, which suffered from low enthusiasm for offshore energy investment.

Within materials, Wheaton Precious Metals Corp was the most significant detractor. Wheaton Precious Metals is a silver and gold focused stream company with a simple operating structure, contractually protected cash costs, and current operations largely focused in the Americas. The company will benefit from higher silver and gold prices. Gold underperformance was the main reason for the stock’s performance.

The absence of REITs in the Fund, an outperforming sector, was a detractor.

|  12

NATIXIS VAUGHAN NELSON SELECT ETF

Finally, the consumer staples sector slightly hampered relative returns. Lamb Weston Holdings, Inc. was the most impactful name. Consumer Staples stocks, including Lamb Weston, saw inflation-related costs pressure margins. Increased costs of inputs, packaging, and transportation with a complicated supply chain influenced sector profitability.

Outlook

Economic growth continues to slow, and we expect supporting data to become visible as we exit the first quarter and move through the second quarter of 2022. As monetary policy becomes incrementally more restrictive it is important for inflationary pressures to ease faster than economic growth so that real growth can remain supportive of equity markets. Should economic growth slow more quickly than inflation, earnings estimates and equity valuations may come under pressure in the first half of 2022.

Hypothetical Growth of $10,000 Investment3

September 17, 2020 (inception) through December 31, 2021

Top Ten Holdings as of December 31, 2021

Security Name		% of Net Assets
1	Apple, Inc.	5.52%
2	Microsoft Corp.	5.50
3	Danaher Corp.	5.35
4	Berkshire Hathaway, Inc., Class B	5.23
5	Alphabet, Inc., Class A	5.06
6	Amazon.com, Inc.	4.78
7	NVIDIA Corp.	4.74
8	Union Pacific Corp.	4.62
9	Saia, Inc.	4.41
10	Clorox Co. (The)	4.41

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

13  |

Average Annual Total Returns — December 31, 20213

	1 Year	Life of Fund (Inception 9/17/20)	Expense Ratios[4]
			Gross	Net

NAV[1]	39.60%	39.79%	1.94%	0.80%
Market[1]	39.65	39.87

Comparative Performance
S&P 500® Index[2]	28.71	32.09

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem or sell their shares.

[1]

The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund, which is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. 9/17/20 represents the date trading of Fund shares commenced on the secondary market. 9/16/20 represents commencement of operations for accounting and financial reporting purposes only. NAV is used as a proxy for the opening market price on 9/17/20. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

[2]

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/24. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  14

ADDITIONAL INFORMATION

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling 800-458-7452; through the Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

15  |

UNDERSTANDING FUND EXPENSES

As a shareholder, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees and brokerage charges, and (2) ongoing costs, including management fees and other fund expenses. These ongoing costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other funds.

The first line in the table shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2021 through December 31, 2021. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as brokerage commissions on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

NATIXIS LOOMIS SAYLES SHORT DURATION INCOME ETF	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Actual	$1,000.00	$996.40	$1.91
Hypothetical (5% return before expenses)	$1,000.00	$1,023.29	$1.94

The chart above represents historical performance of a hypothetical investment of $1,000 in the fund for the most recent six-month period. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.38%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS U.S. EQUITY OPPORTUNITIES ETF	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Actual	$1,000.00	$1,042.10	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

The chart above represents historical performance of a hypothetical investment of $1,000 in the fund for the most recent six-month period. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.90%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  16

NATIXIS VAUGHAN NELSON MID CAP ETF	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Actual	$1,000.00	$1,033.40	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

The chart above represents historical performance of a hypothetical investment of $1,000 in the fund for the most recent six-month period. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS VAUGHAN NELSON SELECT ETF	BEGINNING ACCOUNT VALUE 7/1/2021	ENDING ACCOUNT VALUE 12/31/2021	EXPENSES PAID DURING PERIOD* 7/1/2021 – 12/31/2021
Actual	$1,000.00	$1,173.10	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

The chart above represents historical performance of a hypothetical investment of $1,000 in the fund for the most recent six-month period. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

17  |

Portfolio of Investments – as of December 31, 2021

Natixis Loomis Sayles Short Duration Income ETF

Principal Amount	Description	Value (†)
Bonds and Notes — 99.6% of Net Assets
	ABS Car Loan — 15.9%
$63,117	American Credit Acceptance Receivables Trust, Series 2019-4, Class C, 2.690%, 12/12/2025, 144A	$63,489
14,928	American Credit Acceptance Receivables Trust, Series 2020-2, Class B, 2.480%, 9/13/2024, 144A	14,980
4,363	American Credit Acceptance Receivables Trust, Series 2020-3, Class B, 1.150%, 8/13/2024, 144A	4,368
10,000	American Credit Acceptance Receivables Trust, Series 2020-4, Class C, 1.310%, 12/14/2026, 144A	9,999
12,873	American Credit Acceptance Receivables Trust, Series 2021-1, Class A, 0.350%, 5/13/2024, 144A	12,871
37,443	American Credit Acceptance Receivables Trust, Series 2021-2, Class A, 0.370%, 10/15/2024, 144A	37,416
56,377	American Credit Acceptance Receivables Trust, Series 2021-3, Class A, 0.330%, 6/13/2025, 144A	56,265
35,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class B, 0.660%, 2/13/2026, 144A	34,806
80,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class C, 0.980%, 11/15/2027, 144A	79,087
75,455	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class B, 3.580%, 10/18/2024	75,850
20,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class B, 2.540%, 7/18/2024	20,188
10,000	AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C, 1.060%, 8/18/2026	9,975
85,000	AmeriCredit Automobile Receivables Trust, Series 2021-1, Class A3, 0.370%, 8/18/2025	84,719
40,000	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class A2, 0.260%, 11/18/2024	39,931
20,000	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.690%, 1/19/2027	19,754
55,000	AmeriCredit Automobile Receivables Trust, Series 2021-3, Class C, 1.410%, 8/18/2027	54,536
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	104,726
105,000	BMW Vehicle Lease Trust, Series 2021-2, Class A2, 0.190%, 11/27/2023	104,803
90,000	Canadian Pacer Auto Receivables Trust, Series 2021-1A, Class A3, 0.500%, 10/20/2025, 144A	89,411
9,661	CarMax Auto Owner Trust, Series 2019-3, Class A3, 2.180%, 8/15/2024	9,766
20,000	CarMax Auto Owner Trust, Series 2021-1, Class A3, 0.340%, 12/15/2025	19,824
175,000	CarMax Auto Owner Trust, Series 2021-3, Class A2A, 0.290%, 9/16/2024(a)	174,714
135,000	CarMax Auto Owner Trust, Series 2021-3, Class A3, 0.550%, 6/15/2026	133,895
35,000	Carvana Auto Receivables Trust, Series 2020-P1, Class A3, 0.440%, 6/09/2025	34,929
20,000	Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.750%, 3/10/2028	19,871
30,000	Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.720%, 9/11/2028	29,988
66,817	Carvana Auto Receivables Trust, Series 2021-P1, Class A2, 0.280%, 3/11/2024	66,803
140,000	Carvana Auto Receivables Trust, Series 2021-P1, Class A3, 0.540%, 12/10/2025	139,572
141,575	Carvana Auto Receivables Trust, Series 2021-P2, Class A2, 0.300%, 7/10/2024(a)	141,526
85,000	Carvana Auto Receivables Trust, Series 2021-P3, Class A3, 0.700%, 11/10/2026	83,892
130,000	Carvana Auto Receivables Trust, Series 2021-P4, Class A3, 1.310%, 1/11/2027	130,006
	ABS Car Loan — continued
$27,215	CIG Auto Receivables Trust, Series 2020-1A, Class A, 0.680%, 10/12/2023, 144A	$27,227
65,982	CIG Auto Receivables Trust, Series 2021-1A, Class A, 0.690%, 4/14/2025, 144A	65,807
30,000	Drive Auto Receivables Trust, Series 2021-1, Class B, 0.650%, 7/15/2025	29,953
60,000	Drive Auto Receivables Trust, Series 2021-2, Class B, 0.580%, 12/15/2025	59,642
50,000	Drive Auto Receivables Trust, Series 2021-3, Class B, 1.110%, 5/15/2026	49,885
4,146	DT Auto Owner Trust, Series 2019-1A, Class C, 3.610%, 11/15/2024, 144A	4,153
18,995	DT Auto Owner Trust, Series 2019-2A, Class C, 3.180%, 2/18/2025, 144A	19,113
738	DT Auto Owner Trust, Series 2019-4A, Class B, 2.360%, 1/16/2024, 144A	738
7,082	DT Auto Owner Trust, Series 2020-1A, Class B, 2.160%, 5/15/2024, 144A	7,105
15,000	DT Auto Owner Trust, Series 2020-2A, Class C, 3.280%, 3/16/2026, 144A	15,332
11,698	DT Auto Owner Trust, Series 2020-3A, Class A, 0.540%, 4/15/2024, 144A	11,699
35,000	DT Auto Owner Trust, Series 2020-3A, Class C, 1.470%, 6/15/2026, 144A	35,082
23,820	DT Auto Owner Trust, Series 2021-1A, Class A, 0.350%, 1/15/2025, 144A	23,802
25,000	DT Auto Owner Trust, Series 2021-2A, Class B, 0.810%, 1/15/2027, 144A	24,937
131,525	DT Auto Owner Trust, Series 2021-3A, Class A, 0.330%, 4/15/2025, 144A	131,228
50,000	DT Auto Owner Trust, Series 2021-4A, Class C, 1.500%, 9/15/2027, 144A	49,750
90,000	Enterprise Fleet Financing LLC, Series 2021-2, Class A2, 0.480%, 5/20/2027, 144A	89,314
2,486	Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.260%, 4/15/2024, 144A	2,488
25,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class C, 3.280%, 5/15/2025, 144A	25,392
30,000	Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.320%, 7/15/2025	30,133
15,944	Exeter Automobile Receivables Trust, Series 2021-2A, Class A2, 0.270%, 1/16/2024	15,943
30,000	Exeter Automobile Receivables Trust, Series 2021-2A, Class B, 0.570%, 9/15/2025	29,907
80,000	Exeter Automobile Receivables Trust, Series 2021-4A, Class B, 1.050%, 5/15/2026	79,818
3,744	First Investors Auto Owner Trust, Series 2019-2A, Class A, 2.210%, 9/16/2024, 144A	3,751
14,465	First Investors Auto Owner Trust, Series 2021-1A, Class A, 0.450%, 3/16/2026, 144A	14,445
382	Flagship Credit Auto Trust, Series 2018-4, Class B, 3.880%, 10/16/2023, 144A	382
10,000	Flagship Credit Auto Trust, Series 2020-2, Class C, 3.800%, 4/15/2026, 144A	10,346
15,000	Flagship Credit Auto Trust, Series 2020-4, Class C, 1.280%, 2/16/2027, 144A	14,872
36,318	Flagship Credit Auto Trust, Series 2021-1, Class A, 0.310%, 6/16/2025, 144A	36,245
30,000	Flagship Credit Auto Trust, Series 2021-2, Class B, 0.930%, 6/15/2027, 144A	29,644
65,000	Flagship Credit Auto Trust, Series 2021-2, Class C, 1.270%, 6/15/2027, 144A	64,354

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2021

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$11,515	Ford Credit Auto Lease Trust, Series 2020-A, Class A3, 1.850%, 3/15/2023	$11,533
55,000	Ford Credit Auto Owner Trust, Series 2021-A, Class A3, 0.300%, 8/15/2025	54,636
105,000	Foursight Capital Automobile Receivables Trust, Series 2021-2, Class A3, 0.810%, 5/15/2026, 144A	103,938
35,000	GLS Auto Receivables Issuer Trust, Series 2019-4A, Class B, 2.780%, 9/16/2024, 144A	35,275
65,000	GLS Auto Receivables Issuer Trust, Series 2020-3A, Class B, 1.380%, 8/15/2024, 144A	65,129
105,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class B, 1.530%, 4/15/2026, 144A	104,913
40,000	GM Financial Automobile Leasing Trust, Series 2020-3, Class A3, 0.450%, 8/21/2023	40,006
140,401	GM Financial Automobile Leasing Trust, Series 2021-2, Class A2, 0.220%, 7/20/2023(a)	140,297
80,000	GM Financial Automobile Leasing Trust, Series 2021-2, Class A3, 0.340%, 5/20/2024	79,608
22,690	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.180%, 4/16/2024	22,835
20,000	GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class A3, 0.350%, 10/16/2025	19,873
170,000	GM Financial Consumer Automobile Receivables Trust, Series 2021-3, Class A2, 0.210%, 8/16/2024(a)	169,789
70,000	GM Financial Consumer Automobile Receivables Trust, Series 2021-4, Class A2, 0.280%, 11/18/2024	69,887
195,000	GM Financial Leasing Trust, Series 2021-1, Class A3, 0.260%, 2/20/2024(a)	194,390
21,521	Harley-Davidson Motorcycle Trust, Series 2020-A, Class A3, 1.870%, 10/15/2024	21,686
35,000	Harley-Davidson Motorcycle Trust, Series 2021-A, Class A3, 0.370%, 4/15/2026	34,839
123,199	Honda Auto Receivables Owner Trust, Series 2020-2, Class A3, 0.820%, 7/15/2024	123,420
70,000	Honda Auto Receivables Owner Trust, Series 2020-3, Class A3, 0.370%, 10/18/2024	69,760
30,000	Honda Auto Receivables Owner Trust, Series 2021-1, Class A3, 0.270%, 4/21/2025	29,817
140,421	Honda Auto Receivables Owner Trust, Series 2021-2, Class A2, 0.170%, 11/15/2023(a)	140,286
153,750	Hyundai Auto Lease Securitization Trust, Series 2021-B, Class A2, 0.190%, 10/16/2023, 144A(a)	153,617
135,000	Hyundai Auto Receivables Trust, Series 2021-B, Class A2, 0.240%, 5/15/2024	134,808
165,000	Mercedes-Benz Auto Lease Trust, Series 2021-B, Class A2, 0.220%, 1/16/2024(a)	164,798
60,000	Mercedes-Benz Auto Lease Trust, Series 2021-B, Class A3, 0.400%, 11/15/2024	59,550
100,000	NextGear Floorplan Master Owner Trust, Series 2020-1A, Class A2, 1.550%, 2/15/2025, 144A	100,732
145,000	NextGear Floorplan Master Owner Trust, Series 2021-1A, Class A, 0.850%, 7/15/2026, 144A(a)	142,828
23,579	Nissan Auto Lease Trust, Series 2020-A, Class A3, 1.840%, 1/17/2023	23,651
50,000	Nissan Auto Lease Trust, Series 2020-B, Class A3, 0.430%, 10/16/2023	50,006
105,000	Nissan Auto Lease Trust, Series 2021-A, Class A2, 0.300%, 12/15/2023	104,753
167,504	Nissan Auto Receivables Owner Trust, Series 2021-A, Class A2, 0.160%, 2/15/2024(a)	167,327
70,000	Prestige Auto Receivables Trust, Series 2020-1A, Class C, 1.310%, 11/16/2026, 144A	69,961
	ABS Car Loan — continued
$45,000	Prestige Auto Receivables Trust, Series 2021-1A, Class C, 1.530%, 2/15/2028, 144A	$44,738
34,881	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class A, 1.370%, 10/15/2024, 144A	34,984
25,000	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class C, 3.710%, 2/17/2026, 144A	25,745
15,095	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.900%, 10/15/2024	15,165
9,450	Santander Drive Auto Receivables Trust, Series 2020-2, Class B, 0.960%, 11/15/2024	9,460
65,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.120%, 1/15/2026	65,213
40,000	Santander Drive Auto Receivables Trust, Series 2020-4, Class C, 1.010%, 1/15/2026	40,053
75,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class A3, 0.320%, 9/16/2024	74,996
60,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class A3, 0.340%, 2/18/2025	59,922
45,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.900%, 6/15/2026	44,866
90,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class B, 0.600%, 12/15/2025	89,658
70,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.950%, 9/15/2027	69,325
147,720	Santander Retail Auto Lease Trust, Series 2021-B, Class A2, 0.310%, 1/22/2024, 144A(a)	147,601
160,000	Santander Retail Auto Lease Trust, Series 2021-B, Class A3, 0.510%, 8/20/2024, 144A(a)	158,488
95,000	Toyota Auto Receivables Owner Trust, Series 2021-C, Class A3, 0.430%, 1/15/2026	93,991
3,507	USAA Auto Owner Trust, Series 2019-1, Class A3, 2.160%, 7/17/2023	3,510
210,000	Volkswagen Auto Loan Enhanced Trust, Series 2021-1, Class A3, 1.020%, 6/22/2026(a)	210,882
25,000	Westlake Automobile Receivables Trust, Series 2020-2A, Class C, 2.010%, 7/15/2025, 144A	25,296
15,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.240%, 11/17/2025, 144A	15,000
71,021	Westlake Automobile Receivables Trust, Series 2021-2A, Class A2A, 0.320%, 4/15/2025, 144A	70,829
45,000	Westlake Automobile Receivables Trust, Series 2021-2A, Class B, 0.620%, 7/15/2026, 144A	44,635
115,000	Westlake Automobile Receivables Trust, Series 2021-3A, Class C, 1.580%, 1/15/2027, 144A	114,670
7,871	World Omni Auto Receivables Trust, Series 2018-B, Class A3, 2.870%, 7/17/2023	7,890
80,000	World Omni Auto Receivables Trust, Series 2020-A, Class A3, 1.700%, 1/17/2023	80,449
65,000	World Omni Auto Receivables Trust, Series 2021-B, Class A3, 0.420%, 6/15/2026	64,537
95,000	World Omni Auto Receivables Trust, Series 2021-C, Class A2, 0.220%, 9/16/2024	94,783
156,314	World Omni Automobile Lease Securitization Trust, Series 2021-A, Class A2, 0.210%, 4/15/2024(a)	155,951
35,000	World Omni Select Auto Trust, Series 2020-A, Class A3, 0.550%, 7/15/2025	35,006
40,000	World Omni Select Auto Trust, Series 2021-A, Class B, 0.850%, 8/16/2027	39,420

		7,545,458

	ABS Credit Card — 0.6%
170,000	Capital One Multi-Asset Execution Trust, Series 2021-A1, Class A1, 0.550%, 7/15/2026(a)	167,688

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2021

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	ABS Credit Card — continued
$110,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class A, 2.210%, 7/15/2026	$111,286

		278,974

	ABS Other — 1.6%
175,000	CNH Equipment Trust, Series 2021-B, Class A2, 0.220%, 8/15/2024(a)	174,623
125,812	DLLAA LLC, Series 2021-1A, Class A2, 0.360%, 5/17/2024, 144A	125,496
57,842	GLS Auto Receivables Trust, Series 2021-2A, Class A, 0.310%, 11/15/2024, 144A	57,740
41,020	GreatAmerica Leasing Receivables Funding LLC, Series 2021-1, Class A2, 0.270%, 6/15/2023, 144A	40,972
170,000	HPEFS Equipment Trust, Series 2021-2A, Class AC, 0.300%, 9/20/2028, 144A(a)	169,730
175,000	Kubota Credit Owner Trust, Series 2021-2A, Class A2, 0.260%, 6/17/2024, 144A(a)	174,278

		742,839

	ABS Student Loan — 0.4%
159,827	Navient Private Education Refi Loan Trust, Series 2021-EA, Class A, 0.970%, 12/16/2069, 144A(a)	157,514
54,333	SoFi Professional Loan Program LLC, Series 2015-D, Class A2, 2.720%, 10/27/2036, 144A	54,503

		212,017

	Aerospace & Defense — 0.1%
20,000	Boeing Co. (The), 4.875%, 5/01/2025	21,881
20,000	Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	21,152
2,000	Raytheon Technologies Corp., 3.650%, 8/16/2023	2,079

		45,112

	Agency Commercial Mortgage-Backed Securities — 0.2%
42,354	FHLMC Multifamily Structured Pass Through Certificates, Series KF81, Class AL, 1-month LIBOR + 0.360%, 0.454%, 6/25/2027(b)	42,497
30,803	FHLMC Multifamily Structured Pass Through Certificates, Series KF81, Class AS, 30-day Average SOFR + 0.400%, 0.450%, 6/25/2027(b)	30,895
6,836	FHLMC Multifamily Structured Pass Through Certificates, Series KJ28, Class A1, 1.766%, 2/25/2025	6,843

		80,235

	Airlines — 0.1%
55,000	Southwest Airlines Co., 5.250%, 5/04/2025	61,088
15,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	15,641

		76,729

	Automotive — 1.4%
40,000	American Honda Finance Corp., MTN, 0.650%, 9/08/2023	39,879
55,000	BMW U.S. Capital LLC, 3.450%, 4/12/2023, 144A	56,716
205,000	Daimler Trucks Finance North America LLC, 2.000%, 12/14/2026, 144A	205,875
35,000	General Motors Financial Co., Inc., 1.200%, 10/15/2024	34,743
60,000	General Motors Financial Co., Inc., 2.900%, 2/26/2025	62,033
25,000	Harley-Davidson Financial Services, Inc., 3.350%, 6/08/2025, 144A	26,190
30,000	Harley-Davidson Financial Services, Inc., 4.050%, 2/04/2022, 144A	30,083
75,000	Hyundai Capital America, 0.875%, 6/14/2024, 144A	73,546
40,000	Hyundai Capital America, 2.375%, 2/10/2023, 144A	40,554
25,000	PACCAR Financial Corp., MTN, 1.900%, 2/07/2023	25,302
	Automotive — continued
$15,000	PACCAR Financial Corp., MTN, 2.000%, 9/26/2022	$15,183
50,000	Toyota Motor Credit Corp., MTN, 0.450%, 7/22/2022	50,008

		660,112

	Banking — 6.9%
80,000	Ally Financial, Inc., 3.050%, 6/05/2023	82,021
125,000	Bank of America Corp., (fixed rate to 1/20/2022, variable rate thereafter), MTN, 3.124%, 1/20/2023	125,140
35,000	Bank of Montreal, SOFR + 0.350%, 0.400%, 12/08/2023(b)	35,000
65,000	Bank of Montreal, MTN, 2.900%, 3/26/2022	65,406
35,000	Bank of New York Mellon Corp. (The), MTN, 1.600%, 4/24/2025	35,321
145,000	Bank of Nova Scotia (The), 0.700%, 4/15/2024	143,719
55,000	Bank of Nova Scotia (The), 1.950%, 2/01/2023	55,637
15,000	Canadian Imperial Bank of Commerce, 0.950%, 6/23/2023	15,018
95,000	Canadian Imperial Bank of Commerce, 1.000%, 10/18/2024	94,159
70,000	Canadian Imperial Bank of Commerce, (fixed rate to 7/22/2022, variable rate thereafter), 2.606%, 7/22/2023	70,722
85,000	Capital One Financial Corp., 3.200%, 1/30/2023	87,062
205,000	Capital One Financial Corp., (fixed rate to 12/06/2023, variable rate thereafter), 1.343%, 12/06/2024	206,239
80,000	Citigroup, Inc., (fixed rate to 1/24/2022, variable rate thereafter), 3.142%, 1/24/2023	80,101
15,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	14,882
75,000	Comerica, Inc., 3.700%, 7/31/2023	78,047
150,000	Deutsche Bank AG, (fixed rate to 11/16/2026, variable rate thereafter), 2.311%, 11/16/2027	149,933
150,000	Deutsche Bank AG, (fixed rate to 4/01/2024, variable rate thereafter), 1.447%, 4/01/2025	149,069
50,000	Fifth Third Bancorp, 2.600%, 6/15/2022	50,389
155,000	Goldman Sachs Group, Inc. (The), (fixed rate to 10/21/2026, variable rate thereafter), 1.948%, 10/21/2027	154,485
85,000	Goldman Sachs Group, Inc. (The), (fixed rate to 11/17/2022, variable rate thereafter), 0.627%, 11/17/2023	84,793
205,000	HSBC Holdings PLC, (fixed rate to 11/22/2026, variable rate thereafter), 2.251%, 11/22/2027	205,427
110,000	JPMorgan Chase & Co., (fixed rate to 4/01/2022, variable rate thereafter), 3.207%, 4/01/2023	110,655
80,000	Macquarie Bank Ltd., 2.100%, 10/17/2022, 144A	80,956
120,000	Macquarie Group Ltd., (fixed rate to 10/14/2024, variable rate thereafter), 1.201%, 10/14/2025, 144A	118,946
110,000	Mitsubishi UFJ Financial Group, Inc., 2.665%, 7/25/2022	111,290
120,000	Morgan Stanley, (fixed rate to 1/25/2023, variable rate thereafter), MTN, 0.529%, 1/25/2024	119,588
35,000	Royal Bank of Canada, 0.650%, 7/29/2024	34,505
60,000	Royal Bank of Canada, GMTN, SOFR + 0.300%, 0.349%, 1/19/2024(b)	59,930
20,000	Royal Bank of Canada, GMTN, 0.750%, 10/07/2024	19,797
55,000	Santander Holdings USA, Inc., 3.450%, 6/02/2025	57,703
55,000	State Street Corp., (fixed rate to 3/30/2025, variable rate thereafter), 2.901%, 3/30/2026	57,506
200,000	Sumitomo Mitsui Financial Group, Inc., 1.902%, 9/17/2028(a)	196,066
65,000	Synchrony Financial, 2.850%, 7/25/2022	65,662
15,000	Synchrony Financial, 4.375%, 3/19/2024	15,825

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2021

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$40,000	Toronto-Dominion Bank (The), MTN, SOFR + 0.240%, 0.289%, 1/06/2023(b)	$40,024
40,000	Truist Financial Corp., MTN, 3.050%, 6/20/2022	40,393
135,000	Westpac Banking Corp., 1.953%, 11/20/2028	134,460
25,000	Westpac Banking Corp., 2.800%, 1/11/2022	25,015

		3,270,891

	Brokerage — 1.4%
80,000	Ameriprise Financial, Inc., 3.000%, 3/22/2022	80,455
70,000	BlackRock, Inc., 2.100%, 2/25/2032	69,452
140,000	Blackstone Holdings Finance Co. LLC, 1.625%, 8/05/2028, 144A	135,964
65,000	Blackstone Private Credit Fund, 1.750%, 9/15/2024, 144A	63,933
125,000	Blackstone Private Credit Fund, 2.625%, 12/15/2026, 144A	121,870
80,000	Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 2.625%, 10/15/2031	78,685
110,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	117,094

		667,453

	Chemicals — 0.4%
60,000	Ashland LLC, 3.375%, 9/01/2031, 144A	59,550
45,000	Chemours Co. (The), 4.625%, 11/15/2029, 144A	44,651
100,000	Ecolab, Inc., 2.125%, 2/01/2032	99,169

		203,370

	Collateralized Mortgage Obligations — 1.0%
948	Government National Mortgage Association, Series 2011-H23, Class HA, 3.000%, 12/20/2061(c)(d)	971
810	Government National Mortgage Association, Series 2012-H28, Class FA, 1-month LIBOR + 0.580%, 0.661%, 9/20/2062(b)(c)(d)	805
2,246	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063(c)(d)	2,255
8,090	Government National Mortgage Association, Series 2013-H11, Class JA, 3.500%, 4/20/2063(c)(d)	8,247
17,724	Government National Mortgage Association, Series 2016-H13, Class FT, 1-month LIBOR + 0.580%, 0.661%, 5/20/2066(b)(c)(d)	17,676
5,392	Government National Mortgage Association, Series 2018-H02, Class FJ, 1-month LIBOR + 0.200%, 0.281%, 10/20/2064(b)(c)(d)	5,356
44,241	Government National Mortgage Association, Series 2019-H01, Class FJ, 1-month LIBOR + 0.300%, 0.381%, 9/20/2068(b)	44,190
38,243	Government National Mortgage Association, Series 2019-H01, Class FT, 1-month LIBOR + 0.400%, 0.481%, 10/20/2068(b)	38,244
53,328	Government National Mortgage Association, Series 2019-H0A, Class FT, 1-year CMT + 0.430%, 0.570%, 4/20/2069(b)	53,377
106,223	Government National Mortgage Association, Series 2019-H13, Class FT, 1-year CMT + 0.450%, 0.590%, 8/20/2069(b)	106,142
183,933	Government National Mortgage Association, Series 2020-HO1, Class FT, 1-year CMT + 0.500%, 0.610%, 1/20/2070(a)(b)	183,329

		460,592

	Construction Machinery — 0.4%
75,000	Caterpillar Financial Services Corp., MTN, 1.950%, 11/18/2022	76,017
80,000	CNH Industrial Capital LLC, 1.950%, 7/02/2023	81,041
	Construction Machinery — continued
$30,000	John Deere Capital Corp., MTN, 2.950%, 4/01/2022	$30,198

		187,256

	Consumer Cyclical Services — 0.1%
31,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	34,973

	Consumer Products — 0.1%
30,000	Newell Brands, Inc., 4.350%, 4/01/2023	30,900

	Diversified Manufacturing — 0.2%
35,000	Amphenol Corp., 2.050%, 3/01/2025	35,658
85,000	Otis Worldwide Corp., 3-month LIBOR + 0.450%, 0.583%, 4/05/2023(b)	85,001

		120,659

	Electric — 2.6%
45,000	AES Corp. (The), 3.300%, 7/15/2025, 144A	46,593
25,000	Alliant Energy Finance LLC, 3.750%, 6/15/2023, 144A	25,895
65,000	American Electric Power Co., Inc., Series A, 3-month LIBOR + 0.480%, 0.612%, 11/01/2023(b)	65,006
85,000	Consolidated Edison, Inc., Series A, 0.650%, 12/01/2023	84,304
30,000	Dominion Energy, Inc., 3.071%, 8/15/2024	31,053
65,000	Dominion Energy, Inc., Series D, 3-month LIBOR + 0.530%, 0.733%, 9/15/2023(b)	64,942
5,000	Edison International, 4.950%, 4/15/2025	5,438
200,000	Entergy Louisiana LLC, 0.950%, 10/01/2024	197,799
45,000	Eversource Energy, Series N, 3.800%, 12/01/2023	47,234
125,000	NextEra Energy Capital Holdings, Inc., 3-month LIBOR + 0.270%, 0.430%, 2/22/2023(b)	124,789
60,000	NRG Energy, Inc., 3.875%, 2/15/2032, 144A	58,800
15,000	Pacific Gas & Electric Co., SOFR + 1.150%, 1.200%, 11/14/2022(b)	15,023
40,000	Southern California Edison Co., SOFR + 0.470%, 0.520%, 12/02/2022(b)	40,037
65,000	Southern California Edison Co., 0.700%, 8/01/2023	64,592
65,000	Southern California Edison Co., 1.100%, 4/01/2024	64,753
85,000	Southern Co. (The), Series 21-A, 0.600%, 2/26/2024	83,905
110,000	WEC Energy Group, Inc., 0.800%, 3/15/2024	108,872
90,000	Xcel Energy, Inc., 0.500%, 10/15/2023	89,393

		1,218,428

	Finance Companies — 2.1%
80,000	Air Lease Corp., 0.800%, 8/18/2024	78,364
40,000	Air Lease Corp., MTN, 0.700%, 2/15/2024	39,366
40,000	Aircastle Ltd., 2.850%, 1/26/2028, 144A	40,232
75,000	Ares Capital Corp., 2.875%, 6/15/2028	74,667
100,000	Ares Capital Corp., 3.200%, 11/15/2031	98,318
70,000	Aviation Capital Group LLC, 3.875%, 5/01/2023, 144A	72,056
35,000	Avolon Holdings Funding Ltd., 5.500%, 1/15/2026, 144A	38,679
60,000	Bain Capital Specialty Finance, Inc., 2.550%, 10/13/2026	58,314
45,000	Barings BDC, Inc., 3.300%, 11/23/2026, 144A	44,506
15,000	FS KKR Capital Corp., 4.250%, 2/14/2025, 144A	15,699
110,000	Golub Capital BDC, Inc., 2.500%, 8/24/2026	108,105
100,000	Main Street Capital Corp., 3.000%, 7/14/2026	100,288
70,000	Navient Corp., 5.500%, 3/15/2029	69,825
65,000	Oaktree Specialty Lending Corp., 3.500%, 2/25/2025	67,724
30,000	Owl Rock Capital Corp., 3.750%, 7/22/2025	31,076
50,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	50,644

		987,863

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2021

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Financial Other — 0.7%
$70,000	Blackstone Secured Lending Fund, 2.850%, 9/30/2028, 144A	$68,242
55,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	56,563
105,000	Nationstar Mortgage Holdings, Inc., 5.750%, 11/15/2031, 144A	104,475
85,000	ORIX Corp., 2.900%, 7/18/2022	85,980

		315,260

	Food & Beverage — 0.9%
35,000	Bunge Ltd. Finance Corp., 4.350%, 3/15/2024	37,217
70,000	Cargill, Inc., 2.125%, 11/10/2031, 144A	69,016
100,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 5/15/2032, 144A	100,000
60,000	Keurig Dr Pepper, Inc., 0.750%, 3/15/2024	59,582
70,000	Lamb Weston Holdings, Inc., 4.125%, 1/31/2030, 144A	71,833
80,000	Mondelez International, Inc., 0.625%, 7/01/2022	80,090

		417,738

	Gaming — 0.2%
15,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	15,081
65,000	GLP Capital LP/GLP Financing II, Inc., 5.250%, 6/01/2025	71,191

		86,272

	Government Owned – No Guarantee — 0.4%
200,000	NBN Co. Ltd., 0.875%, 10/08/2024, 144A	197,196

	Health Insurance — 0.3%
125,000	Humana, Inc., 0.650%, 8/03/2023	124,351

	Healthcare — 0.7%
145,000	Baxter International, Inc., 2.272%, 12/01/2028, 144A	146,050
55,000	Cigna Corp., 3.750%, 7/15/2023	57,195
145,000	Illumina, Inc., 0.550%, 3/23/2023	144,257

		347,502

	Home Construction — 0.0%
20,000	Forestar Group, Inc., 3.850%, 5/15/2026, 144A	20,050

	Independent Energy — 0.3%
30,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	29,348
55,000	EQT Corp., 6.625%, 2/01/2025	62,013
50,000	Pioneer Natural Resources Co., 0.550%, 5/15/2023	49,809
15,000	Southwestern Energy Co., 4.750%, 2/01/2032	15,796

		156,966

	Life Insurance — 4.7%
25,000	AIG Global Funding, 0.650%, 6/17/2024, 144A	24,586
95,000	AIG Global Funding, 2.300%, 7/01/2022, 144A	95,759
50,000	Athene Global Funding, 2.500%, 1/14/2025, 144A	51,386
80,000	Athene Global Funding, 2.500%, 3/24/2028, 144A	80,452
20,000	Brighthouse Financial Global Funding, 1.000%, 4/12/2024, 144A	19,829
95,000	Brighthouse Financial Global Funding, 1.200%, 12/15/2023, 144A	95,160
95,000	Equitable Financial Life Global Funding, 0.500%, 4/06/2023, 144A	94,540
42,000	Equitable Holdings, Inc., 3.900%, 4/20/2023	43,461
200,000	F&G Global Funding, 0.900%, 9/20/2024, 144A	197,027
75,000	GA Global Funding Trust, 1.000%, 4/08/2024, 144A	74,276
150,000	GA Global Funding Trust, 1.250%, 12/08/2023, 144A	149,914
	Life Insurance — continued
$40,000	Guardian Life Global Funding, 1.100%, 6/23/2025, 144A	$39,618
45,000	Guardian Life Global Funding, 3.400%, 4/25/2023, 144A	46,525
75,000	Jackson National Life Global Funding, 3.300%, 2/01/2022, 144A	75,169
20,000	Jackson National Life Global Funding, 3.875%, 6/11/2025, 144A	21,503
150,000	Met Tower Global Funding, 0.700%, 4/05/2024, 144A	148,640
120,000	New York Life Global Funding, SOFR + 0.220%, 0.270%, 2/02/2023, 144A(b)	120,039
145,000	Northwestern Mutual Global Funding, 0.600%, 3/25/2024, 144A(a)	143,264
200,000	Pricoa Global Funding I, 1.200%, 9/01/2026, 144A	195,813
175,000	Principal Life Global Funding II, 0.500%, 1/08/2024, 144A	173,171
150,000	Protective Life Global Funding, 0.502%, 4/12/2023, 144A	149,505
45,000	Reliance Standard Life Global Funding II, 2.150%, 1/21/2023, 144A	45,608
55,000	RGA Global Funding, 2.000%, 11/30/2026, 144A	55,187
70,000	Security Benefit Global Funding, 1.250%, 5/17/2024, 144A	69,655

		2,210,087

	Lodging — 0.2%
65,000	Hyatt Hotels Corp., 1.300%, 10/01/2023	64,997
30,000	Hyatt Hotels Corp., 5.375%, 4/23/2025	33,253

		98,250

	Metals & Mining — 0.1%
65,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	68,348

	Midstream — 1.1%
125,000	Enbridge, Inc., SOFR + 0.400%, 0.450%, 2/17/2023(b)	125,000
55,000	Gray Oak Pipeline LLC, 2.600%, 10/15/2025, 144A	55,064
55,000	Midwest Connector Capital Co. LLC, 3.625%, 4/01/2022, 144A	55,099
90,000	MPLX LP, 3.375%, 3/15/2023	92,288
200,000	TransCanada PipeLines Ltd., 1.000%, 10/12/2024	198,236

		525,687

	Natural Gas — 0.6%
60,000	Atmos Energy Corp., 0.625%, 3/09/2023	59,770
75,000	CenterPoint Energy Resources Corp., 0.700%, 3/02/2023	74,655
140,000	ONE Gas, Inc., 0.850%, 3/11/2023	139,837

		274,262

	Non-Agency Commercial Mortgage-Backed Securities — 0.5%
129,775	Benchmark Mortgage Trust, Series 2019-B10, Class A1, 2.793%, 3/15/2062	131,698
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.151%, 8/15/2046(e)	103,112

		234,810

	Oil Field Services — 0.0%
20,000	Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 2.061%, 12/15/2026	20,179

	Pharmaceuticals — 1.0%
95,000	AstraZeneca PLC, 3.500%, 8/17/2023	99,138
80,000	Bayer U.S. Finance II LLC, 3.375%, 7/15/2024, 144A	83,243
10,000	Bristol-Myers Squibb Co., 2.000%, 8/01/2022	10,094
70,000	Bristol-Myers Squibb Co., 3.550%, 8/15/2022	71,328

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2021

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Pharmaceuticals — continued
$205,000	Roche Holdings, Inc., 1.930%, 12/13/2028, 144A	$206,244

		470,047

	Property & Casualty Insurance — 0.3%
30,000	Allstate Corp. (The), 3-month LIBOR + 0.630%, 0.850%, 3/29/2023(b)	30,094
80,000	AON Corp., 2.200%, 11/15/2022	81,031
45,000	Assurant, Inc., 4.200%, 9/27/2023	47,258

		158,383

	Railroads — 0.2%
100,000	Canadian Pacific Railway Co., 1.350%, 12/02/2024	100,120

	REITs – Diversified — 0.1%
25,000	LXP Industrial Trust, 2.375%, 10/01/2031	23,980

	REITs – Health Care — 0.1%
35,000	Healthpeak Properties, Inc., 2.125%, 12/01/2028	35,048

	REITs – Mortgage — 0.4%
50,000	Blackstone Mortgage Trust, Inc., 3.750%, 1/15/2027, 144A	49,839
95,000	Starwood Property Trust, Inc., 3.750%, 12/31/2024, 144A	96,022
45,000	Starwood Property Trust, Inc., 5.500%, 11/01/2023, 144A	46,575

		192,436

	REITs – Office Property — 0.3%
70,000	Office Properties Income Trust, 3.450%, 10/15/2031	67,826
55,000	Office Properties Income Trust, 4.500%, 2/01/2025	57,967

		125,793

	REITs – Shopping Centers — 0.1%
40,000	Federal Realty Investment Trust, 3.950%, 1/15/2024	41,891

	REITs – Storage — 0.2%
55,000	CubeSmart LP, 2.250%, 12/15/2028	55,007
45,000	Public Storage, 1.950%, 11/09/2028	44,842

		99,849

	Retailers — 1.0%
65,000	7-Eleven, Inc., 0.625%, 2/10/2023, 144A	64,754
80,000	Dollar Tree, Inc., 2.650%, 12/01/2031	80,174
135,000	Group 1 Automotive, Inc., 4.000%, 8/15/2028, 144A	134,494
35,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	35,908
20,000	Tapestry, Inc., 3.050%, 3/15/2032	20,117
135,000	Walgreens Boots Alliance, Inc., 0.950%, 11/17/2023	134,929

		470,376

	Technology — 2.6%
80,000	Dell International LLC/EMC Corp., 5.850%, 7/15/2025	90,676
125,000	DXC Technology Co., 1.800%, 9/15/2026	123,518
105,000	Genpact Luxembourg S.a.r.l., 3.700%, 4/01/2022	105,510
60,000	Global Payments, Inc., 1.500%, 11/15/2024	60,008
80,000	Infor, Inc., 1.450%, 7/15/2023, 144A	80,243
145,000	Iron Mountain Information Management Services, Inc., 5.000%, 7/15/2032, 144A	148,403
90,000	Marvell Technology, Inc., 4.200%, 6/22/2023	93,506
75,000	Microchip Technology, Inc., 2.670%, 9/01/2023	76,597
35,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.150%, 5/01/2027, 144A	36,807
25,000	Qorvo, Inc., 1.750%, 12/15/2024, 144A	25,016
65,000	Seagate HDD Cayman, 4.875%, 3/01/2024	68,926
80,000	Skyworks Solutions, Inc., 0.900%, 6/01/2023	79,588
175,000	VMware, Inc., 0.600%, 8/15/2023	173,773
20,000	Western Digital Corp., 2.850%, 2/01/2029	20,193
55,000	Western Union Co. (The), 4.250%, 6/09/2023	57,262

		1,240,026

	Transportation Services — 0.6%
$50,000	Element Fleet Management Corp., 3.850%, 6/15/2025, 144A	$53,141
30,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.125%, 8/01/2023, 144A	31,301
30,000	Ryder System, Inc., MTN, 1.750%, 9/01/2026	29,783
50,000	Ryder System, Inc., MTN, 4.625%, 6/01/2025	54,864
100,000	Triton Container International Ltd., 0.800%, 8/01/2023, 144A	99,170

		268,259

	Treasuries — 46.2%
3,800,000	U.S. Treasury Note, 0.125%, 11/30/2022(a)	3,791,391
415,000	U.S. Treasury Note, 0.125%, 12/31/2022(a)	413,719
235,000	U.S. Treasury Note, 0.125%, 1/31/2023(a)	234,192
775,000	U.S. Treasury Note, 0.125%, 2/28/2023(a)	771,821
3,180,000	U.S. Treasury Note, 0.125%, 3/31/2023(a)	3,165,342
705,000	U.S. Treasury Note, 0.125%, 4/30/2023(a)	701,227
4,815,000	U.S. Treasury Note, 0.125%, 7/31/2023(a)	4,777,195
530,000	U.S. Treasury Note, 0.125%, 8/31/2023(a)	525,342
830,000	U.S. Treasury Note, 0.250%, 9/30/2023(a)	824,164
1,435,000	U.S. Treasury Note, 0.375%, 10/31/2023	1,426,536
415,000	U.S. Treasury Note, 0.375%, 9/15/2024(a)	409,132
4,000,000	U.S. Treasury Note, 1.000%, 12/15/2024	4,004,375
805,000	U.S. Treasury Note, 1.250%, 11/30/2026	804,497

		21,848,933

	Wirelines — 0.3%
85,000	Bell Telephone Co. of Canada/Bell Canada (The), 0.750%, 3/17/2024	84,124
50,000	Verizon Communications, Inc., 3.000%, 3/22/2027	52,834

		136,958

	Total Bonds and Notes (Identified Cost $47,182,292)	47,132,918

Short-Term Investments — 0.7%
333,208	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $333,208 on 1/03/2022 collateralized by $244,200 U.S. Treasury Bond, 4.375% due 11/15/2039 valued at $339,877 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $333,208)	333,208

	Total Investments — 100.3% (Identified Cost $47,515,500)	47,466,126
	Other assets less liabilities — (0.3)%	(157,781)

	Net Assets — 100.0%	$47,308,345

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Variable rate security. Rate as of December 31, 2021 is disclosed.
(c)	Fair valued by the Fund’s adviser. At December 31, 2021, the value of these securities amounted to $35,310 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2021 is disclosed.

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2021

Natixis Loomis Sayles Short Duration Income ETF – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $9,415,389 or 19.9% of net assets.
ABS	Asset-Backed Securities
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate

At December 31, 2021, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	3/31/2022	36	$7,861,996	$7,854,188	$(7,808)

At December 31, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	3/22/2022	25	$3,237,646	$3,261,719	$(24,073)

Industry Summary at December 31, 2021

Treasuries	46.2%
ABS Car Loan	15.9
Banking	6.9
Life Insurance	4.7
Technology	2.6
Electric	2.6
Finance Companies	2.1
Other Investments, less than 2% each	18.6
Short-Term Investments	0.7

Total Investments	100.3
Other assets less liabilities (including futures contracts)	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2021

Natixis U.S. Equity Opportunities ETF

Shares	Description	Value (†)
Common Stocks — 97.1% of Net Assets
	Aerospace & Defense — 1.9%
969	Boeing Co. (The)(a)	$195,079

	Air Freight & Logistics — 0.9%
698	Expeditors International of Washington, Inc.	93,734

	Automobiles — 1.3%
2,345	General Motors Co.(a)	137,487

	Banks — 5.1%
3,985	Bank of America Corp.	177,293
3,341	Citigroup, Inc.	201,763
3,175	Wells Fargo & Co.	152,336

		531,392

	Beverages — 5.0%
674	Constellation Brands, Inc., Class A	169,154
4,074	Keurig Dr Pepper, Inc.	150,168
2,062	Monster Beverage Corp.(a)	198,034

		517,356

	Biotechnology — 4.9%
665	Alnylam Pharmaceuticals, Inc.(a)	112,771
524	BioMarin Pharmaceutical, Inc.(a)	46,295
694	CRISPR Therapeutics AG(a)	52,591
472	Regeneron Pharmaceuticals, Inc.(a)	298,078

		509,735

	Capital Markets — 7.7%
2,752	Charles Schwab Corp. (The)	231,443
191	FactSet Research Systems, Inc.	92,828
1,087	Intercontinental Exchange, Inc.	148,669
152	MSCI, Inc.	93,129
1,116	SEI Investments Co.	68,009
1,725	State Street Corp.	160,425

		794,503

	Communications Equipment — 0.8%
1,322	Cisco Systems, Inc.	83,775

	Consumer Finance — 6.4%
5,747	Ally Financial, Inc.	273,614
923	American Express Co.	151,003
1,643	Capital One Financial Corp.	238,383

		663,000

	Energy Equipment & Services — 0.7%
2,335	Schlumberger NV	69,933

	Entertainment — 3.3%
309	Netflix, Inc.(a)	186,154
1,029	Walt Disney Co. (The)(a)	159,382

		345,536

	Health Care Equipment & Supplies — 0.6%
167	Intuitive Surgical, Inc.(a)	60,003

	Health Care Providers & Services — 3.6%
717	HCA Healthcare, Inc.	184,212
408	Humana, Inc.	189,255

		373,467

	Hotels, Restaurants & Leisure — 5.6%
76	Booking Holdings, Inc.(a)	182,342
1,120	Hilton Worldwide Holdings, Inc.(a)	174,709
961	Starbucks Corp.	112,408
1,091	Yum China Holdings, Inc.	54,375
388	Yum! Brands, Inc.	53,878

		577,712

	Household Products — 0.5%
559	Colgate-Palmolive Co.	$47,705

	Industrial Conglomerates — 1.1%
1,151	General Electric Co.	108,735

	Insurance — 2.8%
3,228	American International Group, Inc.	183,544
940	Reinsurance Group of America, Inc.	102,921

		286,465

	Interactive Media & Services — 10.1%
151	Alphabet, Inc., Class A(a)	437,453
51	Alphabet, Inc., Class C(a)	147,573
1,365	Meta Platforms, Inc., Class A(a)	459,118

		1,044,144

	Internet & Direct Marketing Retail — 3.4%
559	Alibaba Group Holding Ltd., Sponsored ADR(a)	66,404
86	Amazon.com, Inc.(a)	286,753

		353,157

	IT Services — 6.0%
159	Automatic Data Processing, Inc.	39,206
1,723	Fiserv, Inc.(a)	178,830
619	Gartner, Inc.(a)	206,944
884	Visa, Inc., Class A	191,572

		616,552

	Life Sciences Tools & Services — 1.1%
302	Illumina, Inc.(a)	114,893

	Machinery — 1.0%
297	Deere & Co.	101,838

	Media — 3.0%
254	Charter Communications, Inc., Class A(a)	165,601
2,858	Comcast Corp., Class A	143,843

		309,444

	Oil, Gas & Consumable Fuels — 5.5%
5,783	APA Corp.	155,505
2,338	ConocoPhillips	168,757
2,684	EOG Resources, Inc.	238,419

		562,681

	Pharmaceuticals — 1.6%
1,242	Novartis AG, Sponsored ADR	108,638
473	Novo Nordisk A/S, Sponsored ADR	52,976

		161,614

	Semiconductors & Semiconductor Equipment — 4.5%
1,147	NVIDIA Corp.	337,344
693	QUALCOMM, Inc.	126,729

		464,073

	Software — 7.9%
688	Autodesk, Inc.(a)	193,459
495	Microsoft Corp.	166,478
2,386	Oracle Corp.	208,083
496	salesforce.com, Inc.(a)	126,048
464	Workday, Inc., Class A(a)	126,756

		820,824

	Textiles, Apparel & Luxury Goods — 0.8%
3,923	Under Armour, Inc., Class A(a)	83,128

	Total Common Stocks (Identified Cost $7,865,159)	10,027,965

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2021

Natixis U.S. Equity Opportunities ETF – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 4.9%
$508,337	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $508,337 on 1/03/2022 collateralized by $378,800 U.S. Treasury Bond, 4.250% due 5/15/2039 valued at $518,675 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $508,337)	$508,337

	Total Investments — 102.0% (Identified Cost $8,373,496)	10,536,302
	Other assets less liabilities — (2.0)%	(202,233)

	Net Assets — 100.0%	$10,334,069

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2021

Interactive Media & Services	10.1%
Software	7.9
Capital Markets	7.7
Consumer Finance	6.4
IT Services	6.0
Hotels, Restaurants & Leisure	5.6
Oil, Gas & Consumable Fuels	5.5
Banks	5.1
Beverages	5.0
Biotechnology	4.9
Semiconductors & Semiconductor Equipment	4.5
Health Care Providers & Services	3.6
Internet & Direct Marketing Retail	3.4
Entertainment	3.3
Media	3.0
Insurance	2.8
Other Investments, less than 2% each	12.3
Short-Term Investments	4.9

Total Investments	102.0
Other assets less liabilities	(2.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2021

Natixis Vaughan Nelson Mid Cap ETF

Shares	Description	Value (†)
Common Stocks — 98.7% of Net Assets
	Banks — 3.3%
2,239	Bank of N.T. Butterfield & Son Ltd. (The)	$85,328
7,119	Huntington Bancshares, Inc.	109,775
2,102	PacWest Bancorp	94,948

		290,051

	Building Products — 1.0%
679	Allegion PLC	89,927

	Capital Markets — 5.0%
1,373	Ares Management Corp., Class A	111,584
3,146	Brightsphere Investment Group, Inc.	80,537
529	Nasdaq, Inc.	111,095
1,457	Raymond James Financial, Inc.	146,283

		449,499

	Chemicals — 4.2%
4,130	Axalta Coating Systems Ltd.(a)	136,786
1,683	FMC Corp.	184,945
557	LyondellBasell Industries NV, Class A	51,372

		373,103

	Commercial Services & Supplies — 1.1%
706	Republic Services, Inc.	98,452

	Communications Equipment — 4.8%
1,588	Motorola Solutions, Inc.	431,460

	Construction & Engineering — 2.7%
5,859	WillScot Mobile Mini Holdings Corp.(a)	239,282

	Consumer Finance — 1.6%
3,150	Synchrony Financial	146,128

	Containers & Packaging — 3.5%
410	Avery Dennison Corp.	88,794
2,025	Crown Holdings, Inc.	224,005

		312,799

	Diversified Consumer Services — 1.4%
1,424	Grand Canyon Education, Inc.(a)	122,051

	Electric Utilities — 3.7%
2,615	Alliant Energy Corp.	160,744
2,475	Evergy, Inc.	169,810

		330,554

	Electrical Equipment — 3.5%
1,174	AMETEK, Inc.	172,625
423	Hubbell, Inc.	88,098
1,286	nVent Electric PLC	48,868

		309,591

	Electronic Equipment, Instruments & Components — 2.0%
220	CDW Corp.	45,051
637	Keysight Technologies, Inc.(a)	131,547

		176,598

	Food & Staples Retailing — 3.7%
7,214	Performance Food Group Co.(a)	331,050

	Health Care Equipment & Supplies — 2.7%
324	Cooper Cos., Inc. (The)	135,736
1,376	Hologic, Inc.(a)	105,347

		241,083

	Health Care Providers & Services — 1.9%
23,268	Aveanna Healthcare Holdings, Inc.(a)	172,183

	Hotels, Restaurants & Leisure — 1.0%
2,355	Aramark	86,782

	Independent Power & Renewable Electricity Producers — 2.2%
8,796	Vistra Corp.	$200,285

	Insurance — 5.8%
344	Allstate Corp. (The)	40,472
766	Arthur J. Gallagher & Co.	129,967
2,543	Athene Holding Ltd., Class A(a)	211,908
1,264	Reinsurance Group of America, Inc.	138,395

		520,742

	IT Services — 3.8%
2,490	Alliance Data Systems Corp.	165,759
1,678	MAXIMUS, Inc.	133,686
2,950	SolarWinds Corp.	41,861

		341,306

	Life Sciences Tools & Services — 8.3%
389	Agilent Technologies, Inc.	62,104
6,230	Avantor, Inc.(a)	262,532
592	IQVIA Holdings, Inc.(a)	167,027
10,356	Sotera Health Co.(a)	243,884

		735,547

	Machinery — 2.1%
663	Crane Co.	67,447
1,330	Otis Worldwide Corp.	115,803

		183,250

	Media — 2.7%
1,575	Nexstar Media Group, Inc., Class A	237,793

	Metals & Mining — 0.9%
4,313	Constellium SE(a)	77,246

	Multi-Utilities — 3.7%
1,797	Ameren Corp.	159,951
2,614	CMS Energy Corp.	170,041

		329,992

	Oil, Gas & Consumable Fuels — 3.9%
1,160	Diamondback Energy, Inc.	125,106
1,226	Pioneer Natural Resources Co.	222,985

		348,091

	Pharmaceuticals — 3.4%
10,685	Elanco Animal Health, Inc.(a)	303,240

	Professional Services — 1.8%
589	CACI International, Inc., Class A(a)	158,565

	REITs – Diversified — 1.4%
11,341	New Residential Investment Corp.	121,462

	Semiconductors & Semiconductor Equipment — 1.4%
404	Analog Devices, Inc.	71,011
398	Entegris, Inc.	55,155

		126,166

	Software — 3.9%
12,064	N-Able, Inc.(a)	133,910
2,613	SS&C Technologies Holdings, Inc.	214,214

		348,124

	Specialty Retail — 2.8%
10,536	Leslie’s, Inc.(a)	249,282

	Textiles, Apparel & Luxury Goods — 3.5%
7,118	Skechers U.S.A., Inc., Class A(a)	308,921

	Total Common Stocks (Identified Cost $7,924,194)	8,790,605

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2021

Natixis Vaughan Nelson Mid Cap ETF – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.8%
$162,010	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $162,010 on 1/03/2022 collateralized by $120,700 U.S. Treasury Bond, 4.250% due 5/15/2039 valued at $165,269 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $162,010)	$162,010

	Total Investments — 100.5% (Identified Cost $8,086,204)	8,952,615
	Other assets less liabilities — (0.5)%	(47,991)

	Net Assets — 100.0%	$8,904,624

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2021

Life Sciences Tools & Services	8.3%
Insurance	5.8
Capital Markets	5.0
Communications Equipment	4.8
Chemicals	4.2
Software	3.9
Oil, Gas & Consumable Fuels	3.9
IT Services	3.8
Food & Staples Retailing	3.7
Electric Utilities	3.7
Multi-Utilities	3.7
Containers & Packaging	3.5
Electrical Equipment	3.5
Textiles, Apparel & Luxury Goods	3.5
Pharmaceuticals	3.4
Banks	3.3
Specialty Retail	2.8
Health Care Equipment & Supplies	2.7
Construction & Engineering	2.7
Media	2.7
Independent Power & Renewable Electricity Producers	2.2
Machinery	2.1
Electronic Equipment, Instruments & Components	2.0
Other Investments, less than 2% each	13.5
Short-Term Investments	1.8

Total Investments	100.5
Other assets less liabilities	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2021

Natixis Vaughan Nelson Select ETF

Shares	Description	Value (†)
Common Stocks — 97.9% of Net Assets
	Auto Components — 1.1%
4,315	Luminar Technologies, Inc.(a)	$72,967

	Banks — 1.0%
748	Popular, Inc.	61,366

	Biotechnology — 4.0%
1,174	Vertex Pharmaceuticals, Inc.(a)	257,810

	Capital Markets — 2.2%
1,009	Intercontinental Exchange, Inc.	138,001

	Communications Equipment — 4.1%
965	Motorola Solutions, Inc.	262,191

	Diversified Financial Services — 5.2%
1,123	Berkshire Hathaway, Inc., Class B(a)	335,777

	Diversified Telecommunication Services — 2.5%
2,220	Cogent Communications Holdings, Inc.	162,460

	Electric Utilities — 4.4%
2,990	NextEra Energy, Inc.	279,146

	Energy Equipment & Services — 1.1%
11,854	TechnipFMC PLC(a)	70,176

	Health Care Equipment & Supplies — 4.3%
945	Masimo Corp.(a)	276,677

	Household Products — 4.4%
1,622	Clorox Co. (The)	282,812

	Insurance — 3.8%
808	Aon PLC, Class A	242,852

	Interactive Media & Services — 8.5%
112	Alphabet, Inc., Class A(a)	324,469
664	Meta Platforms, Inc., Class A(a)	223,336

		547,805

	Internet & Direct Marketing Retail — 4.8%
92	Amazon.com, Inc.(a)	306,759

	IT Services — 3.0%
1,160	Jack Henry & Associates, Inc.	193,708

	Life Sciences Tools & Services — 5.4%
1,044	Danaher Corp.	343,486

	Metals & Mining — 3.4%
5,019	Wheaton Precious Metals Corp.	215,466

	Oil, Gas & Consumable Fuels — 1.8%
34,199	Kosmos Energy Ltd.(a)	118,329

	Road & Rail — 9.0%
840	Saia, Inc.(a)	283,105
1,176	Union Pacific Corp.	296,270

		579,375

	Semiconductors & Semiconductor Equipment — 10.5%
1,410	Entegris, Inc.	195,398
354	Monolithic Power Systems, Inc.	174,639
1,033	NVIDIA Corp.	303,815

		673,852

	Software — 6.9%
1,050	Microsoft Corp.	353,136
641	Unity Software, Inc.(a)	91,657

		444,793

	Technology Hardware, Storage & Peripherals — 5.5%
1,993	Apple, Inc.	353,897

	Textiles, Apparel & Luxury Goods — 1.0%
501	Crocs, Inc.(a)	64,238

	Total Common Stocks (Identified Cost $5,712,386)	6,283,943

Principal Amount	Description	Value (†)
Short-Term Investments — 2.4%
$153,701	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $153,701 on 1/03/2022 collateralized by $114,500 U.S. Treasury Bond, 4.250% due 5/15/2039 valued at $156,780 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $153,701)	$153,701

	Total Investments — 100.3% (Identified Cost $5,866,087)	6,437,644
	Other assets less liabilities — (0.3)%	(22,433)

	Net Assets — 100.0%	$6,415,211

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

Industry Summary at December 31, 2021

Semiconductors & Semiconductor Equipment	10.5%
Road & Rail	9.0
Interactive Media & Services	8.5
Software	6.9
Technology Hardware, Storage & Peripherals	5.5
Life Sciences Tools & Services	5.4
Diversified Financial Services	5.2
Internet & Direct Marketing Retail	4.8
Household Products	4.4
Electric Utilities	4.4
Health Care Equipment & Supplies	4.3
Communications Equipment	4.1
Biotechnology	4.0
Insurance	3.8
Metals & Mining	3.4
IT Services	3.0
Diversified Telecommunication Services	2.5
Capital Markets	2.2
Other Investments, less than 2% each	6.0
Short-Term Investments	2.4

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

Statements of Assets and Liabilities

December 31, 2021

	Natixis Loomis Sayles Short Duration Income ETF	Natixis U.S. Equity Opportunities ETF	Natixis Vaughan Nelson Mid Cap ETF	Natixis Vaughan Nelson Select ETF
ASSETS
Investments at cost	$47,515,500	$8,373,496	$8,086,204	$5,866,087
Net unrealized appreciation (depreciation)	(49,374)	2,162,806	866,411	571,557

Investments at value	47,466,126	10,536,302	8,952,615	6,437,644
Due from brokers (Note 2)	48,000	—	—	—
Receivable for Fund shares sold	—	—	—	1,283,746
Receivable from investment adviser (Note 6)	390	6,645	8,625	10,556
Receivable for securities sold	229,291	43,875	—	6,715
Dividends and interest receivable	93,265	3,003	7,599	1,411
Receivable for variation margin on futures contracts (Note 2)	82	—	—	—
Prepaid expenses (Note 8)	1	2	1	—

TOTAL ASSETS	47,837,155	10,589,827	8,968,840	7,740,072

LIABILITIES
Payable for securities purchased	425,480	190,657	—	1,260,945
Deferred Trustees’ fees (Note 6)	38,188	3,532	3,503	3,481
Administrative fees payable (Note 6)	1,609	372	328	220
Audit and tax services fees payable	42,357	41,933	41,922	41,902
Other accounts payable and accrued expenses	21,176	19,264	18,463	18,313

TOTAL LIABILITIES	528,810	255,758	64,216	1,324,861

NET ASSETS	$47,308,345	$10,334,069	$8,904,624	$6,415,211

NET ASSETS CONSIST OF:
Paid-in capital	$47,476,719	$7,834,798	$7,829,083	$5,489,272
Accumulated earnings (loss)	(168,374)	2,499,271	1,075,541	925,939

NET ASSETS	$47,308,345	$10,334,069	$8,904,624	$6,415,211

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Net assets	$47,308,345	$10,334,069	$8,904,624	$6,415,211

Shares of beneficial interest	1,900,000	303,200	270,400	200,400

Net asset value, offering and redemption price per share	$24.90	$34.08	$32.93	$32.01

See accompanying notes to financial statements.

|  30

Statements of Operations

For the Year Ended December 31, 2021

	Natixis Loomis Sayles Short Duration Income ETF	Natixis U.S. Equity Opportunities ETF	Natixis Vaughan Nelson Mid Cap ETF	Natixis Vaughan Nelson Select ETF
INVESTMENT INCOME
Interest	$369,308	$—	$—	$—
Dividends	—	114,032	138,771	59,439
Non-cash dividends (Note 2b)	—	—	—	38,279 (a)
Less net foreign taxes withheld	—	(1,099)	—	(834)

	369,308	112,933	138,771	96,884

Expenses
Management fees (Note 6)	103,884	95,031	76,223	47,474
Administrative fees (Note 6)	14,747	5,399	4,192	2,788
Trustees’ fees and expenses (Note 6)	17,537	13,268	13,180	13,080
Transfer agent fees and expenses (Note 7)	15,600	15,600	15,600	15,600
Audit and tax services fees	42,362	41,935	41,924	41,903
Custodian fees and expenses (Note 7)	34,599	20,488	22,079	22,799
Excise tax expenses (Note 9)	—	26	21	—
Legal fees (Note 8)	31,546	16,601	11,480	8,703
Registration fees	—	181	226	124
Regulatory filing fees (Note 7)	13,000	13,000	13,000	13,000
Shareholder reporting expenses	14,608	6,926	6,477	5,435
Miscellaneous expenses	32,586	33,228	30,499	30,441

Total expenses	320,469	261,683	234,901	201,347
Less waiver and/or expense reimbursement (Notes 6 and 9)	(188,883)	(147,646)	(148,838)	(147,328)

Net expenses	131,586	114,037	86,063	54,019

Net investment income (loss)	237,722	(1,104)	52,708	42,865

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain on:
Investments	167,361	2,210,794	1,947,048	2,166,169
Futures contracts	66,138	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(508,930)	639,417	(185,168)	8,782
Futures contracts	(32,000)	—	—	—

Net realized and unrealized gain (loss) on investments and futures contracts	(307,431)	2,850,211	1,761,880	2,174,951

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(69,709)	$2,849,107	$1,814,588	$2,217,816

(a)	Represents a non-recurring stock dividend.

See accompanying notes to financial statements.

31  |

Statements of Changes in Net Assets

	Natixis Loomis Sayles Short Duration Income ETF		Natixis U.S. Equity Opportunities ETF
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Period Ended December 31, 2020(a)
FROM OPERATIONS:
Net investment income (loss)	$237,722	$594,048	$(1,104)	$(546)
Net realized gain on investments and futures contracts	233,499	862,583	2,210,794	13,656
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(540,930)	119,094	639,417	1,523,389

Net increase (decrease) in net assets resulting from operations	(69,709)	1,575,725	2,849,107	1,536,499

FROM DISTRIBUTIONS TO SHAREHOLDERS:
	(916,070)	(1,078,630)	(482,436)	(1,777)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	23,990,447	(6,524,428)	(3,887,727)	10,240,403

Net increase (decrease) in net assets	23,004,668	(6,027,333)	(1,521,056)	11,775,125
NET ASSETS
Beginning of the year	24,303,677	30,331,010	11,855,125	80,000

End of the year	$47,308,345	$24,303,677	$10,334,069	$11,855,125

(a)	From commencement of operations on September 16, 2020 through December 31, 2020.

See accompanying notes to financial statements.

|  32

Statements of Changes in Net Assets (continued)

	Natixis Vaughan Nelson Mid Cap ETF		Natixis Vaughan Nelson Select ETF
	Year Ended December 31, 2021	Period Ended December 31, 2020(a)	Year Ended December 31, 2021	Period Ended December 31, 2020(a)
FROM OPERATIONS:
Net investment income	$52,708	$9,304	$42,865	$3,725
Net realized gain (loss) on investments	1,947,048	38,350	2,166,169	(8,469)
Net change in unrealized appreciation (depreciation) on investments	(185,168)	1,051,579	8,782	562,775

Net increase in net assets resulting from operations	1,814,588	1,099,233	2,217,816	558,031

FROM DISTRIBUTIONS TO SHAREHOLDERS:
	(873,741)	(15,338)	(1,009,943)	(3,769)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	184,517	6,685,365	(835,378)	5,478,454

Net increase in net assets	1,125,364	7,769,260	372,495	6,032,716
NET ASSETS
Beginning of the year	7,779,260	10,000	6,042,716	10,000

End of the year	$8,904,624	$7,779,260	$6,415,211	$6,042,716

(a)	From commencement of operations on September 16, 2020 through December 31, 2020.

See accompanying notes to financial statements.

33  |

Financial Highlights

For a share outstanding throughout each period.

	Natixis Loomis Sayles Short Duration Income ETF
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$25.58		$25.28	$24.62	$25.02	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.17		0.49	0.64	0.61	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.17)		0.83	0.70	(0.37)	0.02

Total from Investment Operations	0.00	(b)	1.32	1.34	0.24	0.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.51)	(0.67)	(0.64)	—
Net realized capital gains	(0.46)		(0.51)	(0.01)	—	—

Total Distributions	(0.68)		(1.02)	(0.68)	(0.64)	—

Net asset value, end of the period	$24.90		$25.58	$25.28	$24.62	$25.02

Total return(c)	0.00	%(d)	5.27%	5.51%	0.97%	0.08	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$47,308		$24,304	$30,331	$27,084	$20,016
Net expenses(f)	0.38%		0.38%	0.38%	0.38%	0.38	%(g)
Gross expenses	0.93%		1.05%	0.95%	1.09%	14.21	%(g)
Net investment income (loss)	0.69%		1.91%	2.56%	2.46%	(0.09	)%(g)
Portfolio turnover rate(h)	140%		181%	113%	167%	0%

*	From commencement of operations on December 27, 2017 through December 31, 2017.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01.
(c)

Total return is calculated at net asset value assuming reinvestment of dividends and capital gains, if any. Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

(d)	Amount rounds to less than 0.01%.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

|  34

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities ETF
	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$28.69	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)(b)	(0.00)	(0.00)
Net realized and unrealized gain (loss)	7.02	3.69

Total from Investment Operations	7.02	3.69

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	—
Net realized capital gains	(1.62)	(0.00	)(b)

Total Distributions	(1.63)	(0.00)

Net asset value, end of the period	$34.08	$28.69

Total return(c)	24.45%	14.78	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$10,334	$11,855
Net expenses(e)	0.90%	0.90	%(f)
Gross expenses	2.07%	2.99	%(f)
Net investment loss	(0.01)%	(0.02	)%(f)
Portfolio turnover rate(g)	19%	6%

*	From commencement of operations on September 16, 2020 through December 31, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01.
(c)

Total return is calculated at net asset value assuming reinvestment of dividends and capital gains, if any. Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

35  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Vaughan Nelson Mid Cap ETF
	Year Ended December 31, 2021		Period Ended December 31, 2020*
Net asset value, beginning of the period	$29.87		$25.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18		0.04
Net realized and unrealized gain (loss)	6.21		4.72

Total from Investment Operations	6.39		4.76

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.04)
Net realized capital gains	(3.12)		(0.02)

Total Distributions	(3.33)		(0.06)

Net asset value, end of the period	$32.93		$29.87

Total return(b)	21.47%		18.91	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$8,905		$7,779
Net expenses(d)	0.87	%(e)	0.90	%(f)
Gross expenses	2.39%		4.53	%(f)
Net investment income	0.54%		0.53	%(f)
Portfolio turnover rate(g)	72%		10%

*	From commencement of operations on September 16, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Total return is calculated at net asset value assuming reinvestment of dividends and capital gains, if any. Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 0.90% to 0.85%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

|  36

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Vaughan Nelson Select ETF
	Year Ended December 31, 2021		Period Ended December 31, 2020*
Net asset value, beginning of the period	$27.42		$24.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	(b)	0.02
Net realized and unrealized gain (loss)	10.68		2.56

Total from Investment Operations	10.89		2.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)		(0.02)
Net realized capital gains	(6.01)		—

Total Distributions	(6.30)		(0.02)

Net asset value, end of the period	$32.01		$27.42

Total return(c)	39.60	%(b)	10.37	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,415		$6,043
Net expenses(e)	0.83	%(f)	0.85	%(g)
Gross expenses	3.08%		4.95	%(g)
Net investment income	0.65	%(b)	0.24	%(g)
Portfolio turnover rate(h)	88%		16%

*	From commencement of operations on September 16, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.02, total return would have been 38.99% and the ratio of net investment income to average net assets would have been 0.07%.

(c)

Total return is calculated at net asset value assuming reinvestment of dividends and capital gains, if any. Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 0.85% to 0.80%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

37  |

Notes to Financial Statements

December 31, 2021

1.  Organization.  Natixis ETF Trust and Natixis ETF Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of beneficial interest of the Funds. Shares of the Funds are listed for trading on the NYSE Arca, Inc. (the “NYSE Arca”) and traded on other exchanges. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis ETF Trust:

Natixis Loomis Sayles Short Duration Income ETF (the “Short Duration Income ETF”)

Natixis ETF Trust II:

Natixis U.S. Equity Opportunities ETF (the “U.S. Equity Opportunities ETF”)

Natixis Vaughan Nelson Mid Cap ETF (the “Mid Cap ETF”)

Natixis Vaughan Nelson Select ETF (the “Select ETF”)

Each Fund is a diversified investment company, except for Select ETF, which is a non-diversified investment company.

Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, U.S. Equity Opportunities ETF, Mid Cap ETF and Select ETF do not disclose the daily holdings of the actual portfolio. Instead, the Funds disclose a portfolio that is designed to reflect the economic exposure and risk characteristics of the actual portfolio on any given trading day (the “Proxy Portfolio”). Although the Proxy Portfolio is intended to provide Authorized Participants and other market participants with enough information to allow them to engage in effective arbitrage transactions that will keep the market price of the Funds’ shares trading at or close to the underlying NAV per share of the Fund, while at the same time enabling them to establish cost-effective hedging strategies to reduce risk, there is a risk that market prices will vary significantly from the underlying NAV of the Funds.

The Funds issue and redeem shares on a continuous basis through ALPS Distributors, Inc. (“ALPS”). Each Fund may pay ALPS, an unaffiliated distributor, fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Currently, no Rule 12b-1 fees are charged. Future payments may be made under the 12b-1 Plan without further shareholder approval.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and the Trusts.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

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Notes to Financial Statements (continued)

December 31, 2021

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s net asset value (“NAV”) may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2021, certain securities held by Short Duration Income ETF were fair valued at $35,310, representing less than 0.1% of net assets.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested and stock dividends are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon the World Market or “WM11” foreign exchange rates supplied by an independent pricing service. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the

39  |

Notes to Financial Statements (continued)

December 31, 2021

value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

e.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986 (“IRC”), as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2021 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, deferred Trustees’ fees, futures contract mark-to-market, distribution re-designations, return of capital distributions received, reversal of in-kind sales realized gains and losses, reversal of in-kind wash sales and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, futures contract mark-to-market, return of capital distributions received, premium amortization and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2021 and 2020 was as follows:

	2021 Distributions			Ordinary Income	2020 Distributions	Total
Fund	Ordinary Income	Long-Term Capital Gains	Total		Long-Term Capital Gains
Short Duration Income ETF	$621,998	$294,072	$916,070	$1,077,550	$1,080	$1,078,630
U.S. Equity Opportunities ETF	457,543	24,893	482,436	1,777	—	1,777
Mid Cap ETF	850,463	23,278	873,741	15,182	156	15,338
Select ETF	989,251	20,692	1,009,943	3,769	—	3,769

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share

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Notes to Financial Statements (continued)

December 31, 2021

amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Short Duration Income ETF	U.S. Equity Opportunities ETF	Mid Cap ETF	Select ETF
Undistributed ordinary income	$—	$9,767	$20,073	$232,882
Undistributed long-term capital gains	—	383,576	219,493	142,949

Total undistributed earnings	—	393,343	239,566	375,831

Late-year ordinary and post-October capital loss deferrals*	(34,761)	—	—	—

Unrealized appreciation (depreciation)	(95,425)	2,109,460	839,479	553,589

Total accumulated earnings (losses)	$(130,186)	$2,502,803	$1,079,045	$929,420

Capital loss carryforward utilized in the current year	$—	$—	$—	$6,608

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Short Duration Income ETF is deferring capital and foreign currency losses.

As of December 31, 2021, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Short Duration Income ETF	U.S. Equity Opportunities ETF	Mid Cap ETF	Select ETF
Federal tax cost	$47,561,551	$8,426,842	$8,113,136	$5,884,055

Gross tax appreciation	$146,697	$2,221,053	$1,011,754	$608,034
Gross tax depreciation	(242,122)	(111,593)	(172,275)	(54,445)

Net tax appreciation (depreciation)	$(95,425)	$2,109,460	$839,479	$553,589

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of December 31, 2021, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Short Duration Income ETF represents cash pledged as initial margin for futures contracts. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j.  New Accounting Pronouncement.  In January 2021, the Financial Accounting Standards Board issued Accounting Standard Update 2021-01, Reference Rate Reform (Topic 848) (“ASU 2021-01”). ASU 2021-01 is an update of ASU 2020-04, which was issued in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), expected to occur no later than June 30, 2023. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference

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Notes to Financial Statements (continued)

December 31, 2021

LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2021-01 clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2021, at value:

Short Duration Income ETF

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$425,282	$35,310	(b)	$460,592
All Other Bonds and Notes(a)	—	46,672,326	—		46,672,326

Total Bonds and Notes	—	47,097,608	35,310		47,132,918

Short-Term Investments	—	333,208	—		333,208

Total	$—	$47,430,816	$35,310		$47,466,126

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Futures Contracts (unrealized depreciation)	$(31,881)	$—	$—		$(31,881)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

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Notes to Financial Statements (continued)

December 31, 2021

U.S. Equity Opportunities ETF

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$10,027,965	$—	$—	$10,027,965
Short-Term Investments	—	508,337	—	508,337

Total	$10,027,965	$508,337	$—	$10,536,302

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Mid Cap ETF

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$8,790,605	$—	$—	$8,790,605
Short-Term Investments	—	162,010	—	162,010

Total	$8,790,605	$162,010	$—	$8,952,615

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Select ETF

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$6,283,943	$—	$—	$6,283,943
Short-Term Investments	—	153,701	—	153,701

Total	$6,283,943	$153,701	$—	$6,437,644

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2020 and/or December 31, 2021:

Short Duration Income ETF

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2021
Bonds and Notes
Collateralized Mortgage Obligations	$29,612	$—	$(188)	$(640)	$326	$(88,691)	$94,891	$—	$35,310	$(484)

Debt securities valued at $94,891 were transferred from Level 2 to Level 3 during the period ended December 31, 2021. At December 31, 2020, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2021, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Short Duration Income ETF used during the period include futures contracts.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts

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Notes to Financial Statements (continued)

December 31, 2021

to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended December 31, 2021, Short Duration Income ETF used futures contracts to manage duration.

The following is a summary of derivative instruments for Short Duration Income ETF as of December 31, 2021, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(31,881)

1

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Short Duration Income ETF during the year ended December 31, 2021, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$66,138

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(32,000)

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2021:

Short Duration Income ETF	Futures
Average Notional Amount Outstanding	24.06%
Highest Notional Amount Outstanding	29.05%
Lowest Notional Amount Outstanding	18.42%
Notional Amount Outstanding as of December 31, 2021	23.50%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

Unrealized gain and/or loss on open futures contracts is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Short Duration Income ETF	$48,082	$48,082

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Notes to Financial Statements (continued)

December 31, 2021

5.  Purchases and Sales of Securities.  For the year ended December 31, 2021, purchases and sales of securities (excluding in-kind transactions and short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Short Duration Income ETF	$34,134,314	$20,522,144	$36,607,552	$27,269,216
U.S. Equity Opportunities ETF	—	—	2,243,964	2,793,163
Mid Cap ETF	—	—	6,901,157	7,752,862
Select ETF	—	—	5,640,865	6,610,082

For the year ended December 31, 2021, in-kind transactions were as follows:

Fund	In-Kind Purchases	In-Kind Sales
U.S. Equity Opportunities ETF	$1,384,354	$5,132,252
Mid Cap ETF	4,267,423	4,102,428
Select ETF	2,958,459	3,855,236

U.S. Equity Opportunities ETF, Mid Cap ETF and Select ETF realized a gain of $1,403,983, $952,987 and $845,765, respectively on in-kind sales during the year ended December 31, 2021. Gains and losses realized on in-kind sales are not recognized for tax purposes and are re-classified from realized gain (loss) to paid-in-capital.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Advisors, LLC (“Natixis Advisors”), serves as investment adviser to each Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1.5 billion	Over $1.5 billion
Short Duration Income ETF	0.30%	0.30%
U.S. Equity Opportunities ETF	0.75%	0.75%
Mid Cap ETF	0.75%	0.70%
Select ETF	0.70%	0.70%

Prior to July 1, 2021, Mid Cap ETF and Select ETF paid a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1.5 billion	Over $1.5 billion
Mid Cap ETF	0.80%	0.75%
Select ETF	0.75%	0.75%

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Short Duration Income ETF	Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
U.S. Equity Opportunities ETF	Harris Associates L.P. (“Harris”), Loomis Sayles
Mid Cap ETF	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Select ETF	Vaughan Nelson

Harris and Vaughan Nelson are subsidiaries of Natixis Investment Managers, LLC. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC.

45  |

Notes to Financial Statements (continued)

December 31, 2021

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Subadviser	Percentage of Average Daily Net Assets
Fund		First $1.5 billion	Over $1.5 billion
Short Duration Income ETF	Loomis Sayles	0.15%	0.15%
U.S. Equity Opportunities ETF
Large Cap Value Segment	Harris	0.52%	0.52%
All Cap Growth Segment	Loomis Sayles	0.40%	0.40%
Mid Cap ETF	Vaughan Nelson	0.47%	0.44%
Select ETF	Vaughan Nelson	0.47%	0.47%

Payments to Natixis Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

Prior to July 1, 2021, Mid Cap ETF and Select ETF had agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

	Subadviser	Percentage of Average Daily Net Assets
Fund		First $1.5 billion	Over $1.5 billion
Mid Cap ETF	Vaughan Nelson	0.50%	0.47%
Select ETF	Vaughan Nelson	0.50%	0.50%

Natixis Advisors has given a binding undertaking to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until April 30, 2024, except for U.S. Equity Opportunities ETF, which is in effect until April 30, 2023, may be terminated before then only with the consent of the Funds’ Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

Fund	Expense Limit as a Percentage of Average Daily Net Assets
Short Duration Income ETF	0.38%
U.S. Equity Opportunities ETF	0.90%
Mid Cap ETF	0.85%
Select ETF	0.80%

Prior to July 1, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Mid Cap ETF and Select ETF were as follows:

Fund	Expense Limit as a Percentage of Average Daily Net Assets
Mid Cap ETF	0.90%
Select ETF	0.85%

Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) in later periods to the extent the annual operating expenses of a Fund fall below both (1) a Funds’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a Funds’ current applicable expense limitation ratio, provided, however, that a Fund is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

|  46

Notes to Financial Statements (continued)

December 31, 2021

For the year ended December 31, 2021, the management fees and waiver of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Short Duration Income ETF	$103,884	$103,884	$—	0.30%	—%
U.S. Equity Opportunities ETF	95,031	95,031	—	0.75%	—%
Mid Cap ETF	76,223	76,223	—	0.77%	—%
Select ETF	47,474	47,474	—	0.73%	—%

[1]	Management fee waiver is subject to possible recovery until December 31, 2022.

For the year ended December 31, 2021, expenses have been reimbursed as follows:

Fund	Reimbursements[2]
Short Duration Income ETF	$84,999
U.S. Equity Opportunities ETF	19,911
Mid Cap ETF	39,264
Select ETF	65,422

[2]	Expense reimbursement is subject to possible recovery until December 31, 2022.

No expenses were recovered for any of the Funds during the year ended December 31, 2021 under the terms of the expense limitation agreements.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, the Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2021, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Short Duration Income ETF	$14,747
U.S. Equity Opportunities ETF	5,399
Mid Cap ETF	4,192
Select ETF	2,788

c.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, LLC (“Natixis Distribution”), Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2022, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $210,000. All other Trustees fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on

47  |

Notes to Financial Statements (continued)

December 31, 2021

theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and affiliates are also officers and/or Trustees of the Trusts.

d.  Affiliated Ownership.  As of December 31, 2021, the percentage of each Fund’s net assets owned by Natixis is as follows:

Fund	Percent of Net Assets
U.S. Equity Opportunities ETF	95.69%
Mid Cap ETF	57.35%
Select ETF	84.86%

Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Transfer Agent, Custodian and Regulatory Filing Fees and Expenses.  State Street Bank, transfer agent, custodian and sub-administrator to the Funds, agreed to waive its fees and expenses for the first 12 months of operations for U.S. Equity Opportunities ETF, Mid Cap ETF, and Select ETF. For the year ended December 31, 2021, total fees waived for each fund were $32,704, $33,351 and $34,432, respectively.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 8, 2021, Short Duration Income ETF, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit.

For the year ended December 31, 2021, the Funds had no borrowings under this agreement.

9.  Excise Tax Expense.  During the year ended December 31, 2021, U.S. Equity Opportunities ETF and Mid Cap ETF paid excise tax on undistributed income under IRC Section 4892 in the amount of $26 and $21, respectively. The custodian bank has reimbursed the Funds for the entire amount of the tax due. There is no impact to net expenses.

10.  Risk.  The Funds have exposure to certain types of risk as summarized below.

a.  Authorized Participant Concentration Risk.  Only an authorized participant (“Authorized Participant”) may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

b.  Premium/Discount Risk.  Shares of the Funds are listed for trading on the NYSE Arca and are bought and sold in the secondary market at market prices that may differ from their most recent NAV. The market value of the Funds’ shares will fluctuate, in some cases materially, in response to changes in the Funds’ NAV, the intraday value of the Funds’ holdings, and the relative supply and demand for the Funds’ shares on the exchange. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of your investment. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

|  48

Notes to Financial Statements (continued)

December 31, 2021

c.  Secondary Market Trading Risk.  Investors buying or selling shares of the Funds in the secondary market will pay brokerage commissions or other charges imposed by broker-dealers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

d.  Trading Issues Risk.  Trading in shares on the NYSE Arca may be halted in certain circumstances. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met. Because U.S. Equity Opportunities ETF, Mid Cap ETF, and Select ETF trade on the basis of a published Proxy Portfolio, they may trade at a wider bid/ask spread and may experience a wider premium/discount than traditional ETFs that publish their portfolios on a daily basis, and therefore, may cost investors more to trade especially during periods of market disruption or volatility.

e.  Non-Diversified Risk.  Select ETF is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

f.  Other.  Global markets have experienced periods of high volatility triggered by the Covid-19 pandemic. The impact of this pandemic and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Such effects could impair the Funds’ ability to maintain operational standards, disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments and negatively impact the Funds’ performance.

11.  Capital Shares.  Shares of the Funds may be acquired or redeemed directly from the Funds by Authorized Participants only in aggregations of 50,000 shares (prior to October 1, 2020, in aggregations of 100,000 shares) for Short Duration Income ETF and 10,000 shares for U.S. Equity Opportunities ETF, Mid Cap ETF and Select ETF (“Creation Units”), or multiples thereof. Each Authorized Participant enters into an Authorized Participant agreement with the Funds’ Distributor.

A creation transaction order, which is subject to acceptance by ALPS, generally takes place when an Authorized Participant deposits into the Funds a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Funds in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted) held by the Funds and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable directly with the Funds.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the Authorized Participant agreement. These prices may differ from the market price of the Fund’s shares.

The Funds may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees are included in capital share transactions on the Statements of Changes in Net Assets.

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
Short Duration Income ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	950,000	$23,990,447	500,000	$12,999,407
Redeemed	—	—	(750,000)	(19,523,835)

Increase (decrease) from capital share transactions	950,000	$23,990,447	(250,000)	$(6,524,428)

	Year Ended December 31, 2021		Period Ended December 31, 2020(a)
U.S. Equity Opportunities ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	40,000	$1,404,630	410,000	$10,240,403
Redeemed	(150,000)	(5,292,357)	—	—

Increase (decrease) from capital share transactions	(110,000)	$(3,887,727)	410,000	$10,240,403

(a)	From commencement of operations on September 16, 2020 through December 31, 2020.

49  |

Notes to Financial Statements (continued)

December 31, 2021

11.  Capital Shares (continued).

	Year Ended December 31, 2021		Period Ended December 31, 2020(a)
Mid Cap ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	130,000	$4,309,789	260,000	$6,685,365
Redeemed	(120,000)	(4,125,272)	—	—

Increase from capital share transactions	10,000	$184,517	260,000	$6,685,365

(a)	From commencement of operations on September 16, 2020 through December 31, 2020.

	Year Ended December 31, 2021		Period Ended December 31, 2020(a)
Select ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	90,000	$3,050,235	220,000	$5,478,454
Redeemed	(110,000)	(3,885,613)	—	—

Increase (decrease) from capital share transactions	(20,000)	$(835,378)	220,000	$5,478,454

(a)	From commencement of operations on September 16, 2020 through December 31, 2020.

|  50

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis ETF Trust and Natixis ETF Trust II and Shareholders of Natixis Loomis Sayles Short Duration Income ETF, Natixis U.S. Equity Opportunities ETF, Natixis Vaughan Nelson Mid Cap ETF and Natixis Vaughan Nelson Select ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Natixis Loomis Sayles Short Duration Income ETF (constituting Natixis ETF Trust), Natixis U.S. Equity Opportunities ETF, Natixis Vaughan Nelson Mid Cap ETF and Natixis Vaughan Nelson Select ETF (constituting Natixis ETF Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets
Natixis Loomis Sayles Short Duration Income ETF	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020
Natixis U.S. Equity Opportunities ETF	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period from September 16, 2020 (commencement of operations) through December 31, 2020
Natixis Vaughan Nelson Mid Cap ETF	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period from September 16, 2020 (commencement of operations) through December 31, 2020
Natixis Vaughan Nelson Select ETF	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period from September 16, 2020 (commencement of operations) through December 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2022

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

51  |

2021 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2021, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
U.S. Equity Opportunities ETF	25.22%
Mid Cap ETF	14.96%
Select ETF	3.98%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2021, unless subsequently determined to be different.

Fund	Amount
Short Duration Income ETF	$294,072
U.S. Equity Opportunities ETF	24,893
Mid Cap ETF	23,278
Select ETF	20,692

Qualified Dividend Income.  For the fiscal year ended December 31, 2021, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV.

Fund	Qualifying Percentage
U.S. Equity Opportunities ETF	24.36%
Mid Cap ETF	15.30%
Select ETF	8.77%

|  52

Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Natixis ETF Trust and Natixis ETF Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Natixis ETFs at 800-458-7452.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	55 Director, Burlington Stores, Inc. (retail) and Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Contract Review Committee Member and Governance Committee Member	Retired	55 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Chairperson of the Contract Review Committee	Retired	55 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); Formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Audit Committee Member and Governance Committee Member	President, University of Massachusetts	55 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

53  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Maureen B. Mitchell (1951)	Trustee since 2017 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Audit Committee Member and Governance Committee Member	Retired	55 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	55 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)

Chairperson of the Board of Trustees since January 2021

Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II

Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee

		Professor of Finance at Babson College	55 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Audit Committee Member	Retired	55 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

|  54

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Kirk A. Sykes (1958)	Trustee since 2019 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Contract Review Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)

55

Trustee, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II Chairperson of the Audit Committee	Retired; Formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	55 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2016 for Natixis ETF Trust and 2020 for Natixis ETF Trust II	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	55 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)

Trustee since 2015 for Natixis ETF Trust and 2017 for Natixis ETF Trust II

President and Chief Executive Officer of Natixis ETF Trust since 2011; President and Chief Executive Officer of Natixis ETF Trust II since 2017

		President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	55 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

55  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2011 for Natixis ETF Trust and since 2017 for Natixis ETF Trust II	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer Chief Legal Officer	Since May 2021 Since July 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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(b) Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Martin T. Meehan, Ms. Maureen Mitchell, Mr. James Palermo, Mr. Peter J. Smail and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/20- 12/31/20	1/1/21- 12/31/21	1/1/20- 12/31/20	1/1/21- 12/31/21	1/1/20- 12/31/20	1/1/21- 12/31/21	1/1/20- 12/31/20	1/1/21- 12/31/21
Natixis ETF Trust	$35,255	$34,229	$10	$6	$16,250	$8,125	$—	$—

1.	Audit-related fees consist of:

2020 & 2021 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2020 & 2021 – review of the Registrant’s tax returns

Aggregate fees billed to the Registrant for non-audit services during 2020 and 2021 were $16,260 and $8,131 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Advisors, LLC (“Natixis Advisors”) and entities controlling, controlled by or under common control with Natixis Advisors (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/20- 12/31/20	1/1/21- 12/31/21	1/1/20- 12/31/20	1/1/21- 12/31/21	1/1/20- 12/31/20	1/1/21- 12/31/21
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Advisors, and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/20-12/31/20	1/1/21-12/31/21
Control Affiliates	$1,646	$972

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002, filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis ETF Trust

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2022

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer and Principal Financial and
Accounting Officer
Date:	February 22, 2022